MERRILL LYNCH
CORPORATE BOND
FUND, INC.








FUND LOGO








Annual Report

September 30, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Corporate Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH CORPORATE BOND FUND, INC.


TO OUR SHAREHOLDERS


Although the US stock and bond markets rallied as the September quarter drew to a close, much of the period was marked by volatility in the capital markets. The US economy demonstrated surprising resilience during the first half of the year. As a result, when economic data releases appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined and long-term interest rates moved higher. However, with inflationary pressures still under control, the US central bank did not tighten monetary policy at its September 24 meeting. This development, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with stock market averages reaching historic high levels.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened in early July with the release of a stronger-than-expected employment report for June. However, more subdued job growth and decelerating hourly wage gains were subsequently reported for the month of July. Although the employment report for August showed that unemployment had dropped to its lowest level since 1989, these results were generally in line with expectations, and were received favorably by investors. The greatest boost in investor confidence occurred in early October with the release of September's employment report, which showed a slight increase in unemployment.

Investors will continue to monitor economic data releases to determine the probable direction of the US economy. The outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.

Fiscal Year in Review
High Income Portfolio
The high-yield market continued its upward momentum through September. Third quarter statistics showed high-yield bonds outperforming the ten-year Treasury note with a return of +3.90% as compared to +1.95%. During the period, intense buying pressure encouraged by the healthy stock market, a Treasury rally and unabated inflows of cash into the market resulted in a 30 basis point (0.30%) spread compression between high-yield securities and Treasury securities. September represented the best total return month for high-yield bonds thus far in 1996.

During the September quarter, BB-rated securities continued to lag the B-rated sector with +2.98% and +4.88% total returns, respectively. The CCC-rated and lower-rated securities returned just +0.52% in response to adverse impact from credit problems not apparent in the broader indexes.

High-yield new issuance will post its second-largest year ever. The year-to-date volume of $48 billion exceeds the full-year volume for any year other than 1993, when the all-time high of $72 billion was recorded. The aggregate credit statistics indicate no deterioration in credit quality, although some more speculative new issues were issued recently.

Merger and acquisition activity continued to positively impact the Portfolio's returns. The benefiting sectors included communications, paper and utilities. Among those credits affected were PanAmSat Corp., Repap Enterprises and Beaver Valley/Cleveland Electric, all Portfolio holdings.

The fiscal year ended September 30, 1996 provided excellent investment returns. The total return on the Portfolio's Class A, Class B, Class C and Class D Shares were +11.95%, +11.11%, +11.05% and +11.82%, respectively, which compared very favorably to the +10.77% return on the CS First Boston High Yield Index, an unmanaged measure of the high-yield market. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--10 of this report to shareholders.) Our performance over the course of the year was aided by a modest overweighting in bonds rated below BB as compared with the Index. Lower-quality issues in aggregate outperformed, benefiting our returns. In addition, we were overweighted in certain other sectors, such as zero-coupon issues which provided higher returns than cash pay issues. Security selection may also have contributed to positive results as high-yield bond issuers show a wide variance in returns over any given year. Results were impacted negatively by higher cash positions than might have been desired as a result of the strong flow of new money experienced by the Portfolio throughout the year. Over the fiscal year, net subscriptions totaled $1.4 billion, and net assets increased 33.6%.

The high-yield market substantially outperformed US Treasury and high-quality corporate securities during the calendar year-to-date. For the nine months ended September 30, 1996, the CS First Boston High Yield Index produced a +7.67% return compared to -2.63% for the ten-year US Treasury. This caused yield spreads between the two markets to narrow. By September 30, 1996, yield spreads were 3.8% between markets, a historically narrow measure of the premium afforded by high yield for the credit risk and lesser liquidity. As we indicated in our June shareholder report, there are good reasons for the richer valuations. The default rate as a percent of high-yield debt outstanding declined to a relatively low 2.06% for the 12 months ended September 30, 1996 from 3.63% at December 31. Low-cost equity as a result of the buoyant stock market supported balance sheets, and resulted in 25 Moody's Investors Service, Inc. (Moody's) credit quality upgrades for the nine months ended September 30, 1996. Acquisition activity also resulted in an additional six credit quality upgrades. The ratio of Moody's upgrades to downgrades for the nine month period was 1.5 to 1. Nevertheless, we believe the market is fully priced, particularly among securities in the lower quality B- and CCC end of the spectrum. Our strategy has been to reduce credit risk through upgrading quality to BB and B+ and retaining lower-yielding "yield to call" issues which are likely to be called within the next year. We are also keeping a somewhat higher cash position than is our norm.

At September 30, 1996, our cash position was 7% of net assets. The average maturity of the invested portion of the Portfolio was 6.3 years. Major industries represented in the portfolio were:
broadcasting/cable, 10.8% of net assets; communications, 9.7%;
energy, 8.6%; paper, 6.8%; and utilities, 6.0%.

Investment Grade Portfolio & Intermediate
Term Portfolio
Yields rose steadily in the first half of the year, sparked by a surprising jump in employment numbers in February. This raised concerns that the economy was growing faster than expected and that fears of growing inflationary pressure would push interest rates higher. By the beginning of summer, bond prices were quite erratic. Although the yield on the bellwether 30-year Treasury bond on September 30, 1996 was only one basis point different than its yield on July 1, 1996 (6.92% and 6.91%, respectively), the bond market experienced a great deal of volatility during the September quarter which this point-to-point comparison hides. Prices fluctuated over the summer in a swirl of speculation about the course of inflation. From 6.91% at the start of July, the yield rose to 7.20% mid-month, dropped to 6.70% in early August and then rose to 7.12% at the beginning of September. Each turnaround was dictated by newly released data pointing to either stronger or weaker economic growth in the next few months. Looking for direction, investors focused attention on the Federal Reserve Board's September 24 meeting and its decision as to whether there would be a change in monetary policy. When the Federal Reserve Board did not move in late September, prices again rose, bringing yields back to 6.92% at September month-end.

For the Investment Grade and Intermediate Term Portfolios, after being defensive through the first half of the year, we extended durations modestly during the summer from 4.53 years to 4.86 years and from 3.84 years to 3.97 years, respectively, in order to remain neutral to the general corporate bond index. To do this, we reduced the cash positions and made some modest extension trades. These extensions enabled us to participate in the rally which occurred after Labor Day, benefiting the Portfolios' total returns. We remain underweighted in the utility sector and are overweighted in industrials and Yankee issues in each Portfolio.

The Federal Reserve Board's decision on September 24, 1996 not to raise short-term interest rates was interpreted by investors as a sign that the economy was slowing enough on its own in the third quarter so that inflation would not be a problem. The reaction has been a sense of relief that the Federal Reserve Board has not changed policy. As a result, the yield on the long-term bond again dropped below 6.85%. The prevailing attitude is that the market wants to do better and is seizing on any data that can be interpreted in a bullish light. In addition, a stronger dollar is again attracting foreign buyers into the US bond market. While this optimism may not be fully justified by the data, there is an improved tone to investor sentiment in contrast to during the summer months. Nevertheless, we do not believe that there is strong evidence that the economy is slowing down enough to continue to push bond prices higher. It is possible that we are still in the volatile pattern that characterized the summer months. We believe that our best investment course in the near future is to stay duration-neutral relative to the market.

In Conclusion
We thank you for your continued investment in Merrill Lynch
Corporate Bond Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager







(Jay C. Harbeck)
Jay C. Harbeck
Vice President and Portfolio Manager


November 6, 1996

PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for High Income and Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for High Income and Investment Grade Portfolio. Intermediate Term Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, High Income and Investment Grade Portfolio are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Intermediate Term Portfolio is subject to a 0.25% distribution fee and a 0.25% account maintenance fee. All three classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for High Income and Investment Grade Portfolio. Intermediate Term Portfolio is subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for High Income and Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Total Return Based on a $10,000 Investment--High Income Portfolio

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the CS First Boston High Yield Index. Beginning and ending values are:


                                          9/86           9/96

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++--
Class A Shares*                         $ 9,600        $29,029
CS First Boston High Yield Index++++    $10,000        $28,924


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the CS First Boston High Yield Index. Beginning and ending values are:


                                       10/21/88**        9/96

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++--
Class B Shares*                         $10,000        $23,432
CS First Boston High Yield Index++++    $10,000        $23,657


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the CS First Boston High Yield Index. Beginning and ending values are:


                                       10/21/94**        9/96

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++--
Class C Shares*                         $10,000        $12,539
ML Corporate Bond Fund, Inc.'s
High Income Portfolio++--
Class D Shares*                         $ 9,600        $12,170
CS First Boston High Yield Index++++    $10,000        $12,624

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++The Portfolio invests principally in fixed-income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.
++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated BBB or below.
    Past performance is not predictive of future performance.



Average Annual Total Return--High Income Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                        +11.95%        + 7.47%
Five Years Ended 9/30/96                  +13.43         +12.51
Ten Years Ended 9/30/96                   +11.70         +11.25

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                        +11.11%        + 7.11%
Five Years Ended 9/30/96                  +12.58         +12.58
Inception (10/21/88) through 9/30/96      +11.31         +11.31

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                        +11.05%        +10.05%
Inception (10/21/94) through 9/30/96      +12.34         +12.34

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                        +11.82%        + 7.34%
Inception (10/21/94) through 9/30/96      +12.97         +10.62

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Investment Grade Portfolio

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the ML COAO
Index. Beginning and ending values are:

                                          9/86           9/96

ML Corporate Bond Fund, Inc.'s
Investment Grade Portfolio++--
Class A Shares*                         $ 9,600        $21,145
ML COAO Index++++                       $10,000        $24,345


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the ML COAO
Index. Beginning and ending values are:

                                       10/21/88**        9/96

ML Corporate Bond Fund, Inc.'s
Investment Grade Portfolio++--
Class B Shares*                         $10,000        $18,292
ML COAO Index++++                       $10,000        $20,000


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the ML COAO Index. Beginning and ending values are:

                                       10/21/94**        9/96

ML Corporate Bond Fund, Inc.'s
Investment Grade Portfolio++--
Class C Shares*                         $10,000        $11,786
ML Corporate Bond Fund, Inc.'s
Investment Grade Portfolio++--
Class D Shares*                         $ 9,600        $11,441
ML COAO Index++++                       $10,000        $12,272

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++The Portfolio invests primarily in long-term corporate bonds rated
    A or better by Moody's Investors Service, Inc. or Standard & Poor's
    Corp.
++++This unmanaged Index is comprised of all investment-grade corporate bonds rated BBB3 or higher, of all maturities.
    Past performance is not predictive of future performance.



Average Annual Total Return--Investment Grade Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +3.60%         -0.55%
Five Years Ended 9/30/96                   +7.60          +6.72
Ten Years Ended 9/30/96                    +8.22          +7.78

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                         +2.81%         -1.06%
Five Years Ended 9/30/96                   +6.78          +6.78
Inception (10/21/88) through 9/30/96       +7.90          +7.90

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                         +2.85%         +1.88%
Inception (10/21/94) through 9/30/96       +8.82          +8.82

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                         +3.43%         -0.71%
Inception (10/21/94) through 9/30/96       +9.44          +7.16

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Intermediate Term Portfolio

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the ML C6AO
Index. Beginning and ending values are:

                                           9/86          9/96

ML Corporate Bond Fund, Inc.'s
Intermediate Term Portfolio++--
Class A Shares*                           $ 9,900      $21,337
ML C6AO Index++++                         $10,000      $24,171


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the ML C6AO
Index. Beginning and ending values are:

                                       11/13/92**        9/96

ML Corporate Bond Fund, Inc.'s
Intermediate Term Portfolio++--
Class B Shares*                         $10,000        $12,659
ML C6AO Index++++                       $10,000        $13,436


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the ML C6AO Index. Beginning and ending values are:

                                       10/21/94**        9/96

ML Corporate Bond Fund, Inc.'s
Intermediate Term Portfolio++--
Class C Shares*                         $10,000        $11,777
ML Corporate Bond Fund, Inc.'s
Intermediate Term Portfolio++--
Class D Shares*                         $ 9,900        $11,753
MLC6AO Index++++                        $10,000        $12,260

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++The Portfolio invests primarily in bonds rated in the four highest categories or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp., with a maximum remaining maturity not to exceed ten years and, depending on market conditions, an average remaining maturity of five to seven years.
++++This unmanaged Index is comprised of all investment-grade corporate bonds maturing in from five to ten years.
    Past performance is not predictive of future performance.

Average Annual Total Return--Intermediate Term Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +4.56%         +3.51%
Five Years Ended 9/30/96                   +7.52          +7.31
Ten Years Ended 9/30/96                    +7.98          +7.87

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                         +4.02%         +3.04%
Inception (11/13/92) through 9/30/96       +6.26          +6.26

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                         +3.99%         +3.01%
Inception (10/21/94) through 9/30/96       +8.77          +8.77

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                         +4.46%         +3.41%
Inception (10/21/94) through 9/30/96       +9.22          +8.66

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                   1/1-12/31 Beginning/Ending Net Asset Value              Dividends Paid*               % Change**

Period                High       Investment   Intermediate      High   Investment Intermediate     High   Investment Intermediate
Covered              Income        Grade         Term          Income    Grade        Term        Income    Grade       Term
11/10/78-12/31/78 $9.60/9.54        --            --           $ 0.13       --          --        + 0.73%      --          --
1979               9.54/8.73        --            --             1.05(a)    --          --        + 2.36       --          --
1980(b)            8.73/7.91   $10.00/ 9.88  $10.00/ 9.93***     1.07    $ 0.25      $ 0.26***    + 3.08    + 1.28%     + 1.86%
1981               7.91/7.26     9.88/ 9.38    9.93/ 9.57        1.12      1.46        1.37       + 6.48    +10.52      +11.11
1982               7.26/7.74     9.38/10.51    9.57/10.59        1.04      1.36        1.36       +23.09    +28.74      +26.74
1983               7.74/8.10    10.51/10.24   10.59/10.37        1.01      1.22        1.20       +18.32    + 9.42      + 9.63
1984               8.10/7.72    10.24/10.44   10.37/10.52        1.02      1.21        1.18       + 8.66    +15.10      +14.00
1985               7.72/8.29    10.44/11.45   10.52/11.33        1.01      1.18        1.16       +21.61    +22.23      +19.86
1986               8.29/8.34    11.45/11.95   11.33/11.87        0.98      1.07        1.03       +12.91    +14.26      +14.34
1987               8.34/7.80    11.95/11.00   11.87/10.99        0.95      0.99        0.94       + 4.94    + 0.45      + 0.65
1988               7.80/7.80    11.00/10.90   10.99/10.83        0.95      0.99        0.97       +12.71    + 8.30      + 7.51
1989               7.80/7.17    10.90/11.33   10.83/11.13        0.97      1.00        0.98       + 4.33    +13.63      +12.33
1990               7.17/5.88    11.33/11.13   11.13/11.05        1.00      0.94        0.97       - 4.61    + 6.97      + 8.43
1991               5.88/7.21    11.13/12.03   11.05/11.77        0.90      0.91        0.92       +39.75    +17.08      +15.53
1992               7.21/7.78    12.03/11.86   11.77/11.60        0.86      1.03(c)     0.99(d)    +20.64    + 7.51      + 7.28
1993               7.78/8.32    11.86/11.97   11.60/11.92        0.76      1.35(e)     1.03(f)    +17.39    +12.49      +11.82
1994               8.32/7.31    11.97/10.60   11.92/10.70        0.80      0.77        0.77       - 2.69    - 5.06      - 3.85
1995               7.31/7.83    10.60/11.84   10.70/11.80        0.77      0.80        0.78       +18.38    +19.82      +18.10
1/1/96--9/30/96    7.83/7.93    11.84/11.16   11.80/11.28        0.53      0.54        0.52       + 8.69    - 0.95      + 0.28
                                                               ------    ------      ------
                                                         Total $16.92    $17.07      $16.43

                                                       Cumulative total return as of 9/30/96:    +617.38%** +434.78%** +411.01%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***Adjusted for a 10-for-1 split effected in the form of a dividend through January 1981.
(a)Distribution for High Income Portfolio includes $0.024 per share capital gains distributions.
(b)For Investment Grade and Intermediate Term Portfolios, period covered is 10/31/80--12/31/80.
(c)Distribution for Investment Grade Portfolio includes $0.036 per share capital gains distributions.
(d)Distribution for Intermediate Term Portfolio includes $0.012 per share capital gains distributions.
(e)Distribution for Investment Grade Portfolio includes $0.261 per share capital gains distributions.
(f)Distribution for Intermediate Term Portfolio includes $0.093 per share capital gains distributions.


PERFORMANCE DATA (continued)

Performance Summary--Class B Shares
                   1/1-12/31 Beginning/Ending Net Asset Value              Dividends Paid*               % Change**

Period                High       Investment   Intermediate      High   Investment Intermediate     High   Investment Intermediate
Covered              Income        Grade         Term          Income    Grade        Term        Income    Grade       Term
10/21/88-12/31/88 $7.92/7.80   $11.08/10.90      --            $ 0.18    $ 0.18         --        + 0.74%   + 0.05%        --
1989               7.80/7.17    10.90/11.33      --              0.91      0.91         --        + 3.54    +12.77         --
1990               7.17/5.89    11.33/11.13      --              0.95      0.86         --        - 5.18    + 6.16         --
1991               5.89/7.22    11.13/12.03      --              0.84      0.83         --        +38.67    +16.19         --
1992               7.22/7.78    12.03/11.86  $11.68/11.60        0.80      0.94(a)   $ 0.24(b)    +19.57    + 6.69      + 1.34%
1993               7.78/8.33    11.86/11.97   11.60/11.92        0.70      1.25(c)     0.97(d)    +16.65    +11.65      +11.26
1994               8.33/7.31    11.97/10.60   11.92/10.70        0.74      0.69        0.71       - 3.54    - 5.78      - 4.34
1995               7.31/7.83    10.60/11.84   10.70/11.80        0.72      0.71        0.72       +17.49    +18.92      +17.50
1/1/96--9/30/96    7.83/7.93    11.84/11.16   11.80/11.28        0.49      0.48        0.48       + 8.08    - 1.52      - 0.11
                                                               ------    ------      ------
                                                         Total $ 6.33    $ 6.85      $ 3.12

                                                       Cumulative total return as of 9/30/96:    +134.32%** +82.92%**   +26.59%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
***Figures for Intermediate Term Portfolio Class B Shares are since inception on November 13, 1992.
(a)Distribution for Investment Grade Portfolio includes $0.036 per share capital gains distributions.
(b)Distribution for Intermediate Term Portfolio includes $0.012 per share capital gains distributions.
(c)Distribution for Investment Grade Portfolio includes $0.261 per share capital gains distributions.
(d)Distribution for Intermediate Term Portfolio includes $0.093 per share capital gains distributions.


Performance Summary--Class C Shares
                   1/1-12/31 Beginning/Ending Net Asset Value              Dividends Paid*               % Change**

Period                High       Investment   Intermediate      High   Investment Intermediate     High   Investment Intermediate
Covered              Income        Grade         Term          Income    Grade        Term        Income    Grade       Term
10/21/94-12/31/94 $7.59/7.32   $10.67/10.61  $10.81/10.70      $ 0.18    $ 0.14      $ 0.15       - 1.15%   + 0.74%     + 0.38%
1995               7.32/7.83    10.61/11.84   10.70/11.80        0.71      0.70        0.72       +17.27    +18.74      +17.48
1/1/96--9/30/96    7.83/7.94    11.84/11.17   11.80/11.28        0.49      0.47        0.48       + 8.17    - 1.47      - 0.13
                                                               ------    ------      ------
                                                         Total $ 1.38    $ 1.31      $ 1.35

                                                       Cumulative total return as of 9/30/96:    +25.39%**  +17.86%**  +17.77%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                   1/1-12/31 Beginning/Ending Net Asset Value              Dividends Paid*               % Change**

Period                High       Investment   Intermediate      High   Investment Intermediate     High   Investment Intermediate
Covered              Income        Grade         Term          Income    Grade        Term        Income    Grade       Term
10/21/94-12/31/94 $7.59/7.31   $10.67/10.60  $10.81/10.70      $ 0.19    $ 0.15      $ 0.15       - 1.17%   + 0.76%     + 0.41%
1995               7.31/7.83    10.60/11.84   10.70/11.80        0.75      0.77        0.77       +18.90    +19.52      +17.98
1/1/96--9/30/96    7.83/7.94    11.84/11.17   11.80/11.28        0.52      0.52        0.52       + 8.62    - 1.05      + 0.21
                                                               ------    ------      ------
                                                        Total  $ 1.46    $ 1.44      $ 1.44

                                                       Cumulative total return as of 9/30/96:     +26.77%** +19.17%**   +18.71%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                                                                          Standardized
                                                                                     12 Month  3 Month    30-day Yield
                                                         9/30/96  6/30/96  9/30/95   % Change  % Change   As of 9/30/96
High Income Portfolio Class A Shares                     $ 7.93   $ 7.77   $ 7.80     + 1.67%    +2.06%        9.17%
High Income Portfolio Class B Shares                       7.93     7.77     7.80     + 1.67     +2.06         8.78
High Income Portfolio Class C Shares                       7.94     7.77     7.81     + 1.66     +2.19         8.73
High Income Portfolio Class D Shares                       7.94     7.77     7.80     + 1.79     +2.19         8.92
Investment Grade Portfolio Class A Shares                 11.16    11.17    11.51     - 3.04     -0.09         6.46
Investment Grade Portfolio Class B Shares                 11.16    11.17    11.51     - 3.04     -0.09         5.96
Investment Grade Portfolio Class C Shares                 11.17    11.17    11.51     - 2.95      0.00         5.90
Investment Grade Portfolio Class D Shares                 11.17    11.18    11.51     - 2.95     -0.09         6.20
Intermediate Term Portfolio Class A Shares                11.28    11.28    11.50     - 1.91      0.00         6.40
Intermediate Term Portfolio Class B Shares                11.28    11.28    11.50     - 1.91      0.00         5.87
Intermediate Term Portfolio Class C Shares                11.28    11.28    11.50     - 1.91      0.00         5.81
Intermediate Term Portfolio Class D Shares                11.28    11.28    11.50     - 1.91      0.00         6.26
High Income Portfolio Class A Shares--Total Return                                    +11.95(1)  +4.51(2)
High Income Portfolio Class B Shares--Total Return                                    +11.11(3)  +4.31(4)
High Income Portfolio Class C Shares--Total Return                                    +11.05(5)  +4.43(6)
High Income Portfolio Class D Shares--Total Return                                    +11.82(7)  +4.58(8)
Investment Grade Portfolio Class A Shares--Total Return                               + 3.60(9)  +1.60(10)
Investment Grade Portfolio Class B Shares--Total Return                               + 2.81(11) +1.40(12)
Investment Grade Portfolio Class C Shares--Total Return                               + 2.85(13) +1.48(14)
Investment Grade Portfolio Class D Shares--Total Return                               + 3.43(15) +1.54(16)
Intermediate Term Portfolio Class A Shares--Total Return                              + 4.56(17) +1.63(18)
Intermediate Term Portfolio Class B Shares--Total Return                              + 4.02(19) +1.50(20)
Intermediate Term Portfolio Class C Shares--Total Return                              + 3.99(21) +1.49(22)
Intermediate Term Portfolio Class D Shares--Total Return                              + 4.46(23) +1.61(24)

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 (1)Percent change includes reinvestment of $0.757 per share ordinary income dividends.
 (2)Percent change includes reinvestment of $0.186 per share ordinary income dividends.
 (3)Percent change includes reinvestment of $0.697 per share ordinary income dividends.
 (4)Percent change includes reinvestment of $0.171 per share ordinary income dividends.
 (5)Percent change includes reinvestment of $0.694 per share ordinary income dividends.
 (6)Percent change includes reinvestment of $0.170 per share ordinary income dividends.
 (7)Percent change includes reinvestment of $0.738 per share ordinary income dividends.
 (8)Percent change includes reinvestment of $0.181 per share ordinary income dividends.
 (9)Percent change includes reinvestment of $0.755 per share ordinary income dividends.
(10)Percent change includes reinvestment of $0.185 per share ordinary income dividends.
(11)Percent change includes reinvestment of $0.668 per share ordinary income dividends.
(12)Percent change includes reinvestment of $0.164 per share ordinary income dividends.
(13)Percent change includes reinvestment of $0.662 per share ordinary income dividends.
(14)Percent change includes reinvestment of $0.163 per share ordinary income dividends.
(15)Percent change includes reinvestment of $0.727 per share ordinary income dividends.
(16)Percent change includes reinvestment of $0.179 per share ordinary income dividends.
(17)Percent change includes reinvestment of $0.733 per share ordinary income dividends.
(18)Percent change includes reinvestment of $0.182 per share ordinary income dividends.
(19)Percent change includes reinvestment of $0.674 per share ordinary income dividends.
(20)Percent change includes reinvestment of $0.167 per share ordinary income dividends.
(21)Percent change includes reinvestment of $0.671 per share ordinary income dividends.
(22)Percent change includes reinvestment of $0.166 per share ordinary income dividends.
(23)Percent change includes reinvestment of $0.722 per share ordinary income dividends.
(24)Percent change includes reinvestment of $0.179 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS
                  S&P    Moody's      Face                                                                    Value
Industries       Rating  Rating      Amount                       Issue                       Cost          (Note 1a)

Bonds                                                                                          High Income Portfolio
Airlines--2.0%                                  Piedmont Aviation, Inc.:
                   B+     B1     $  1,304,000      Series 88J, 10.05% due 5/13/2005   $    1,181,685   $    1,293,822
                   B+     B1        1,116,000      Series 88J, 10.10% due 5/13/2007          999,021        1,111,519
                   B+     B1        3,767,000      Series 88J, 10.10% due 5/13/2009        3,327,542        3,804,237
                   B+     B1        2,710,000      Series 88J, 10.15% due 5/13/2011        2,366,806        2,629,946
                   B+     B1          104,000      Series 88J, 10.20% due 5/13/2012           90,874           99,333
                   B+     B1          870,000      Series 88K, 9.95% due 5/13/2003           796,746          870,465
                   B+     B1        2,226,000      Series 88K, 10% due 5/13/2004           2,026,506        2,204,152
                   B+     B1        2,666,000      Series 88K, 10.10% due 5/13/2008        2,374,020        2,691,194
                   B+     B1        2,550,000      Series 88K, 10.15% due 5/13/2010        2,251,293        2,585,585
                   B+     B1          200,000      Series C, 9.70% due 1/15/1999             201,676          200,603
                   B+     B1          100,000      Series C, 10.25% due 1/15/2007            103,706          100,540
                   B+     B1        1,985,000      Series E, 10.30% due 3/28/2007          1,855,291        2,002,706
                   B+     B1        1,950,000      Series F, 10.35% due 3/28/2011          1,999,718        1,921,618
                   B+     B1           50,000      Series G, 10.35% due 3/28/2011             51,424           49,272
                   B+     B1          450,000      Series H, 9.85% due 5/08/2005             454,617          441,427
                   B+     B1        1,500,000      Series H, 10% due 11/08/2012            1,493,250        1,392,630
                   B+     B1          536,000      Series I, 10% due 11/08/2012              545,048          497,633
                                                United Air Lines Inc.:++
                   BB+    Baa1      4,000,000      10.02% due 3/22/2014                    4,050,000        4,514,420
                   BB+    Baa1      2,000,000      9.08% due 10/26/2015                    1,847,200        2,142,300
                   BB+    Baa1      7,100,000      9.35% due 4/07/2016                     7,215,446        7,746,278
                   BB+    Baa1     10,500,000      9.21% due 1/21/2017                    10,480,125       11,344,882
                                                USAir Inc.:
                   CCC+   B3       30,000,000      9.625% due 2/01/2001                   24,109,906       28,650,000
                   B+     B1       21,000,000      10.375% due 3/01/2013                  20,768,125       21,000,000
                   B+     B1        5,000,331      Series 89A1, 9.33% due 1/01/2006++      4,730,165        4,681,559
                   B+     B1        1,432,000      Series A, 10.70% due 1/15/2007          1,525,137        1,480,244
                   B+     B1        1,815,000      Series C, 10.70% due 1/15/2007          1,933,048        1,876,147
                   B+     B1          421,000      Series E, 10.70% due 1/01/2002            382,895          433,796
                   B+     B1        1,107,000      Series E, 10.70% due 1/15/2007          1,159,472        1,144,295
                   B+     B1        1,092,000      Series F, 10.70% due 1/01/2003            984,165        1,129,871
                   B+     B1        1,092,000      Series G, 10.70% due 1/01/2003            984,165        1,129,871
                   B+     B1        1,092,000      Series H, 10.70% due 1/01/2003            984,165        1,129,871
                   B+     B1        1,092,000      Series I, 10.70% due 1/01/2003            984,165        1,129,871
                                                                                      --------------   --------------
                                                                                         104,257,402      113,430,087
Automotive--       B      B3       14,000,000   Collins & Aikman Corp., 11.50%
0.8%                                               due 4/15/2006                          14,000,000       14,770,000
                   B+     B1       21,875,000   Exide Corp., 10.75% due 12/15/2002        22,358,281       22,859,375
                   B      B3       10,150,000   SPX Inc., 11.75% due 6/01/2002            10,175,000       11,190,375
                                                                                      --------------   --------------
                                                                                          46,533,281       48,819,750

Broadcasting &     B+     B2       17,500,000   EZ Communications, Inc., 9.75%
Publishing--                                       due 12/01/2005                         17,361,575       17,806,250
3.0%               BB     Ba3      30,000,000   Grupo Televisa S.A., 13.21% due
                                                   5/15/2008 (a)                          16,664,189       18,712,500
                   BB-    B1       21,500,000   Hollinger, Inc., 9.25% due
                                                   2/01/2006                              20,925,312       20,801,250
                   B      B3       14,000,000   The Katz Corp., 12.75% due
                                                   11/15/2002                             14,313,750       15,540,000
                   B      Caa      25,000,000   NWCG Holding Corp., 13.79% due
                                                   6/15/1999 (a)                          17,395,053       20,125,000
                                                Sinclair Broadcasting Group Inc.:
                   B      B2       15,000,000      10% due 12/15/2003                     15,036,250       15,056,250
                   B      B2       42,315,000      10% due 9/30/2005                      42,516,600       42,896,831
                   BB-    B1       20,000,000   World Color Press, Inc., 9.125%
                                                   due 3/15/2003                          20,019,375       19,900,000
                   B      B2        2,000,000   Young Broadcasting Inc., 10.125%
                                                   due 2/15/2005                           2,000,000        1,992,500
                                                                                      --------------   --------------
                                                                                         166,232,104      172,830,581


SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's      Face                                                                    Value
Industries       Rating  Rating      Amount                       Issue                       Cost          (Note 1a)

Bonds (continued)                                                                              High Income Portfolio
Broadcasting/      CCC+   Caa     $38,190,545   American Telecasting, Inc.,
Cable--10.8%                                       14.86% due 6/15/2004 (a) (b)       $   25,119,044   $   28,547,432
                   B-     B2       19,240,000   Argyle Television Inc., 9.75% due
                                                   11/01/2005                             19,003,950       19,264,050
                   CCC    Caa      79,117,000   Australis Media Ltd.,
                                                   13.81% due 5/15/2003 (a) (f)           49,085,415       46,679,030
                   BB-    B2       59,000,000   Bell Cablemedia PLC, 11.86% due
                                                   9/15/2005 (a)                          37,424,804       39,972,500
                   BB-    B3        7,125,000   CAI Wireless Systems, Inc., 12.25%
                                                   due 9/15/2002                           7,125,000        7,445,625
                   CCC+   Caa      10,500,000   CS Wireless Systems Inc.,
                                                   12% due 3/01/2006 (a) (c)+++            6,153,419        5,407,500
                                                Century Communications Corporation:
                   BB-    Ba3      30,750,000      9.75% due 2/15/2002                    30,486,250       31,403,438
                   BB-    Ba3      17,750,000      9.50% due 3/01/2005                    17,471,250       17,750,000
                   BB-    B1       15,350,000   Comcast Corporation, 9.50% due
                                                   1/15/2008                              14,511,000       15,676,188
                   B      B2       55,000,000   Comcast UK Cable Partners Ltd.,
                                                   11.23% due 11/15/2007 (a)              35,007,451       34,925,000
                   B      B2       50,000,000   Echostar Communications Corp.,
                                                   13.48% due 6/01/2004 (a) (i)           34,437,267       39,421,810
                   B      NR       30,000,000   Echostar Satellite Broadcasting
                                                   Corp., 13.125% due 3/15/2004 (a)       19,328,919       20,700,000
                   B      B2       25,000,000   Intermedia Capital Partners,
                                                   11.25% due 8/01/2006+++                25,000,000       26,062,500
                   B      B3       70,000,000   International Cabletel Inc., Series
                                                   B, 11.71% due 2/01/2006 (a)            42,431,291       42,175,000
                                                Lenfest Communications, Inc.:
                   BB+    Ba3      50,000,000      8.375% due 11/01/2005                  47,987,450       47,000,000
                   BB-    B2       30,000,000      10.50% due 6/15/2006+++                29,921,700       30,825,000
                   CCC+   Caa      20,000,000   People's Choice T.V. Corporation,
                                                   13.48% due 6/01/2004 (a) (g)           12,145,331       12,400,000
                   B-     B3       35,000,000   SFX Broadcasting Inc., 10.75% due
                                                   5/15/2006                              34,918,750       36,465,625
                   B-     B2       45,000,000   UIH Australia/Pacific, Series B,
                                                   14% due 5/15/2006 (a)                  24,128,629       24,187,500
                                                United International Holdings,
                                                Inc. (a):
                   B-     B3        5,000,000      12.18% due 11/15/1999                   3,388,238        3,525,000
                   B-     B3       50,000,000      13.99% due 11/15/1999 (h)              32,768,012       35,250,000
                   B-     B3       18,750,000      14% due 11/15/1999                     12,284,601       13,125,000
                   BB+    Ba3      11,250,000   Videotron Groupe L'TEE, 10.25% due
                                                   10/15/2002                             11,322,500       11,868,750
                                                Videotron Holdings PLC:
                   B+     B3       50,000,000      12.08% due 7/01/2004 (a)               35,014,820       37,625,000
                   BB+    Ba3       3,300,000      10.625% due 2/15/2005                   3,279,375        3,597,000
                                                                                      --------------   --------------
                                                                                         609,744,466      631,298,948

Building           BB     B1       15,000,000   Cemex S.A., 12.75% due 7/15/2006+++       15,000,000       16,462,500
Materials--1.9%    B-     Caa      20,000,000   Inter-City Products Corp., 9.75%
                                                   due 3/01/2000                          19,508,750       19,300,000
                   B-     B2       20,550,000   Nortek Inc., 9.875% due 3/01/2004         20,362,365       20,036,250
                   B+     B3       27,220,000   Pacific Lumber Co., 10.50% due
                                                   3/01/2003                              26,868,237       26,947,800
                   BB     Ba2      29,084,000   US Gypsum Corp., 8.75% due 3/01/2017      25,890,006       28,575,030
                                                                                      --------------   --------------
                                                                                         107,629,358      111,321,580

Capital Goods--    B+     B1       21,450,000   Essex Group Inc., 10% due 5/01/2003       21,546,500       22,091,819
0.8%               B-     B3       25,000,000   International Wire Group, 11.75%
                                                   due 6/01/2005                          24,986,250       26,562,500
                                                                                      --------------   --------------
                                                                                          46,532,750       48,654,319


SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's      Face                                                                    Value
Industries       Rating  Rating      Amount                       Issue                       Cost          (Note 1a)

Bonds (continued)                                                                              High Income Portfolio
Chemicals--1.9%    B+     Ba3     $15,000,000   Agriculture Minerals & Chemicals
                                                   Company, L.P., 10.75% due
                                                   9/30/2003                          $   15,060,000   $   15,918,750
                                                G-I Holdings, Inc.:
                   B+     Ba3      20,469,000      11.51% due 10/01/1998 (a)              16,342,374       17,692,892
                   B+     Ba3      19,502,000      10% due 2/15/2006                      20,184,570       19,599,510
                   B+     B2       25,000,000   Harris Chemical North America
                                                   Inc., 10.25% due 7/15/2001             25,000,000       25,562,500
                   BB+    Ba3      30,000,000   Viridian Inc., 9.75% due 4/01/2003        29,829,687       31,200,000
                                                                                      --------------   --------------
                                                                                         106,416,631      109,973,652

Communications--   NR*    NR*      35,000,000   Brooks Fiber Properties Inc.,
9.7%                                               11.56% due 3/01/2006 (a)               20,824,054       21,612,500
                   NR*    NR*      29,500,000   Comtel Brasileir Ltd., 10.75% due
                                                   9/26/2004+++                           29,500,000       30,200,625
                   B+     B3       53,472,000   Comunicacion Celular,
                                                   12.76% due 11/15/2003 (a) (j)          32,405,554       33,152,640
                   CCC-   B3       20,000,000   Dial Call Communications, 13.83%
                                                   due 4/15/2004 (a)                      13,458,581       13,900,000
                   B-     B3       82,250,000   Millicom International Cellular
                                                   S.A., 13.53% due 6/01/2006 (a)+++      44,626,148       47,293,750
                                                Mobilemedia Communication, Inc.:
                   B-     B3       33,000,000      11.58% due 12/01/2003 (a)              24,845,986       22,110,000
                   B-     B3       10,126,000      9.375% due 11/01/2007                   9,013,705        8,151,430
                   B-     B3       80,000,000   Nextel Communications Inc.,
                                                   12.02% due 8/15/2004 (a)               55,784,199       51,700,000
                   NR*    NR*      21,000,000   Page Mart Inc., 12.74% due
                                                   11/01/2003 (a)                         15,946,703       16,432,500
                   B      B2       20,000,000   Paging Network, Inc., 11.75% due
                                                   5/15/2002                              20,387,500       21,450,000
                   B      B3       46,210,000   PanAmSat L.P., 11.09% due
                                                   8/01/2003 (a)                          38,139,920       42,166,625
                                                Rogers Communications Inc.:
                   BB-    B2       35,925,000      10.875% due 4/15/2004                  36,431,094       37,182,375
                   BB-    B2        2,000,000      9.125% due 1/15/2006                    1,897,500        1,895,000
                   BB-    B1       15,000,000   Telecom Argentina S.A., 8.375%
                                                   due 10/18/2000                         12,159,375       14,625,000
                   BB-    B1       40,000,000   Telefonica de Argentina S.A.,
                                                   11.875% due 11/01/2004                 38,763,075       42,600,000
                                                Teleport Communications Group Inc.:
                   B      B1       20,000,000      9.875% due 7/01/2006                   19,817,000       20,550,000
                   B      B1       30,000,000      11.04% due 7/01/2007 (a)               18,075,266       19,275,000
                   BB     B1       75,000,000   TeleWest Communications PLC,
                                                   11.02% due 10/01/2007 (a)              48,802,645       47,718,750
                   B-     B2       19,730,000   USA Mobile Communications Holdings,
                                                   Inc., 9.50% due 2/01/2004              18,997,875       19,039,450
                   B+     B1       25,000,000   Vanguard Cellular Systems,
                                                   9.375% due 4/15/2006                   24,975,250       24,812,500
                   B-     B3       50,338,000   Wireless One Inc., 13.50% due
                                                   8/01/2006 (a)                          26,761,011       27,560,055
                                                                                      --------------   --------------
                                                                                         551,612,441      563,428,200

Computer           BB-    Ba1      38,500,000   Advanced Micro Devices, 11%
Services--1.8%                                     due 8/01/2003                          38,938,750       39,895,625
                                                ComputerVision Corp.:
                   B-     B3       15,000,000      11.375% due 8/15/1999                  14,473,750       15,787,500
                   B      B2       12,500,000      8% due 12/01/2009                       6,802,472       10,140,625
                   B-     B3       40,000,000   Dictaphone Corp., 11.75% due
                                                   8/01/2005                              39,705,625       36,600,000
                                                                                      --------------   --------------
                                                                                          99,920,597      102,423,750


SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's      Face                                                                    Value
Industries       Rating  Rating      Amount                       Issue                       Cost          (Note 1a)

Bonds (continued)                                                                              High Income Portfolio
Conglomerates--    B+     B3      $39,700,000   Coltec Industries, Inc., 10.25%
1.9%                                               due 4/01/2002                      $   40,735,075   $   41,387,250
                   CCC+   B3       20,000,000   The Interlake Corp., 12.125%
                                                   due 3/01/2002                          20,147,500       21,000,000
                   B+     B2       10,000,000   JB Poindexter & Co., Inc.,
                                                   12.50% due 5/15/2004                   10,000,000        9,800,000
                   NR*    NR*       9,100,000   MacAndrews & Forbes Holdings,
                                                   Inc., 13% due 3/01/1999                 8,568,400        9,145,500
                   B+     B3       26,000,000   Sequa Corp., 9.375% due 12/15/2003        25,146,562       26,195,000
                                                                                      --------------   --------------
                                                                                         104,597,537      107,527,750

Consumer           B      NR*      39,760,000   Coleman Holdings, Inc.,
Products--3.5%                                     11.57% due 5/27/1998 (a)               32,763,523       33,994,800
                   B+     Ba3      15,000,000   Coty Inc., 10.25% due 5/01/2005           15,000,000       15,937,500
                   B+     Ba2      38,880,000   International Semi-Tech
                                                Microelectronics, Inc., 13.62%
                                                   due 8/15/2003 (a)                      23,585,158       23,814,000
                   B-     B2       16,000,000   Polymer Group Inc., 12.25% due
                                                   7/15/2002                              16,323,750       17,520,000
                                                Revlon Consumer Products Corp.:
                   B      B2        3,500,000      9.50% due 6/01/1999                     3,199,935        3,508,750
                   B      B2       27,000,000      9.375% due 4/01/2001                   24,935,005       27,472,500
                   B-     B3        9,500,000      10.50% due 2/15/2003                    8,795,000        9,880,000
                   B-     B2       36,650,000   Samsonite Corporation, 11.125%
                                                   due 7/15/2005                          36,088,625       38,940,625
                   B+     B1       32,550,000   Sealy Corp., 9.50% due 5/01/2003          32,274,650       32,387,250
                                                                                      --------------   --------------
                                                                                         192,965,646      203,455,425

Convertible        B      B2        6,195,000   Builders Transport, Inc., 8% due
Bonds**--0.3%                                      8/15/2005 (3)                           3,614,250        5,203,800
                   B+     B2        2,000,000   OHM Corp., 8% due 10/01/2006 (4)           1,400,000        1,807,500
                   BBB+   Ba1       6,375,000   Quantum Health Resources Inc.,
                                                   4.75% due 10/01/2000 (2)                5,956,562        5,833,125
                   B      Caa       3,659,000   UNC, Inc., 7.50% due 3/31/2006 (1)         2,151,592        3,450,894
                                                                                      --------------   --------------
                                                                                          13,122,404       16,295,319

Diversified--      B      B1       25,000,000   Foamex Capital Corp., 11.25% due
0.6%                                               10/01/2002                             24,964,375       26,125,000
                   B-     B3       10,000,000   RBX Corporation, 11.25% due
                                                   10/15/2005                             10,006,250        9,400,000
                                                                                      --------------   --------------
                                                                                          34,970,625       35,525,000

Energy--8.6%       B+     Ba1      35,000,000   AES Corporation (The), 10.25% due
                                                   7/15/2006                              35,000,000       37,275,000
                   BB     Ba2      30,000,000   CE Casecnan Water & Energy Co.,
                                                   11.45% due 11/15/2005                  30,000,000       31,406,250
                   BB     Ba2      24,000,000   California Energy Company, Inc.,
                                                   9.875% due 6/30/2003                   24,122,500       24,540,000
                   B+     B1       49,500,000   Clark R&M Holdings, Inc., 11% due
                                                   2/15/2000 (a)                          34,490,633       35,454,375
                   B+     B2        9,000,000   Clark USA Inc., Series B, 10.875%
                                                   due 12/01/2005                          9,000,000        9,180,000
                   NR*    NR*      18,500,000   Consolidated Hydro, Inc.,
                                                   12.22% due 7/15/2003 (a)               14,828,506        4,625,000
                   B+     Ba1      20,000,000   Global Marine Inc., 12.75% due
                                                   12/15/1999                             20,047,500       21,650,000
                   BB-    Ba3      10,000,000   Gulf Canada Resources Ltd., 9.25%
                                                   due 1/15/2004                           9,726,605       10,262,500
                   B-     B1       22,000,000   KCS Energy Inc., 11% due 1/15/2003        22,723,750       23,925,000
                                                Maxus Energy Corp.:
                   BB-    B1       17,750,000      9.875% due 10/15/2002                  16,726,250       18,016,250
                   BB-    B1        7,550,000      11.50% due 11/15/2015                   7,363,000        7,936,938
                   BB     Ba2       8,750,000   Noble Drilling Corp., 9.25% due
                                                   10/01/2003                              8,925,000        9,078,125
                   BBB-   Baa3     28,000,000   Oleoducto Centrale S.A., 9.35% due
                                                   9/01/2005+++                           27,967,500       27,819,120
                   B+     Ba2      15,000,000   Rowan Companies, Inc., 11.875% due
                                                   12/01/2001                             15,085,000       16,050,000
                   BB-    B1       25,000,000   Seagull Energy Corp., 8.625% due
                                                   8/01/2005                              24,990,000       24,812,500
                   CCC+   B3        4,016,000   Tesoro Petroleum Corp., 12.75% due
                                                   3/15/2001                               3,473,254        4,076,240
                   NR*    NR*      17,000,000   Transamerican Exploration Corp., 14%
                                                   due 9/19/1998+++                       16,830,000       17,000,000

SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's      Face                                                                    Value
Industries       Rating  Rating      Amount                       Issue                       Cost          (Note 1a)

Bonds (continued)                                                                              High Income Portfolio
Energy                                          Transamerican Refining Corp.:
(concluded)        CCC+   Caa     $60,000,000      19.40% due 2/15/2002 (a)           $   45,383,400   $   45,000,000
                   CCC+   Caa      10,000,000      16.50% due 2/15/2002                    9,504,286        9,600,000
                   BB-    B2       50,000,000   TransTexas Gas Corp., 11.50% due
                                                   6/15/2002                              50,018,750       53,250,000
                   B+     B1       31,525,000   Triton Energy Corp., 10.61% due
                                                   11/01/1997 (a)                         28,066,853       29,081,813
                   BB-    B1       46,000,000   Yacimientos Petroliferos Fiscales
                                                   S.A. (YPF) (Sponsored), 8% due
                                                   2/15/2004                              37,389,250       43,125,000
                                                                                      --------------   --------------
                                                                                         491,662,037      503,164,111

Entertainment--    B-     B2       50,000,000   AMF Group Inc., Series B, 12.41%
1.8%                                               due 3/15/2006 (a)                      29,083,467       30,250,000
                                                Marvel Holdings Inc.:
                   B-     Caa      15,000,000      9.125% due 2/15/1998                   13,305,750       14,100,000
                   B-     Caa       4,500,000      12.07% due 4/15/1998 (a)                3,723,111        3,583,125
                   B      B2       40,000,000   Six Flags Theme Parks, 12.18% due
                                                   6/15/2005 (a)                          32,734,260       35,300,000
                                                Spectravision Inc. (k):
                   D      Caa      39,250,000      11.74% due 10/01/2001 (a)              33,732,587       20,998,750
                   D      Ca       24,040,000      11.65% due 12/01/2002++++              21,422,831        2,524,200
                                                                                      --------------   --------------
                                                                                         134,002,006      106,756,075

Financial          NR*    Ba3      12,000,000   First Nationwide Escrow, 10.625%
Services--                                         due 10/01/2003+++                      12,000,000       12,555,000
1.5%               B      B2       17,000,000   First Nationwide Holdings, 12.50%
                                                   due 4/15/2003                          16,806,710       18,445,000
                   BB-    B1       15,000,000   Olympic Financial Ltd., 13% due
                                                   5/01/2000                              15,000,000       16,950,000
                   BB+    B1        9,000,000   Penncorp Financial Group Inc.,
                                                   9.25% due 12/15/2003                    9,090,000        9,270,000
                                                Reliance Group Holdings, Inc.:
                   BB+    Ba3       7,425,000      9% due 11/15/2000                       6,798,125        7,517,813
                   BB-    B1       22,575,000      9.75% due 11/15/2003                   21,362,500       22,857,188
                                                                                      --------------   --------------
                                                                                          81,057,335       87,595,001

Food &                                          Chiquita Brands International Inc.:
Beverage--3.4%     B+     B1       30,000,000      9.125% due 3/01/2004                   29,585,625       30,150,000
                   B+     B1       20,000,000      10.25% due 11/01/2006                  19,881,400       20,700,000
                   NR*    NR*      25,692,000   Cumberland Farms Inc., DE, 10.50%
                                                   due 10/01/2003                         24,511,045       25,049,700
                   B      B3       23,450,000   Curtice Burns Food, Inc., 12.25%
                                                   due 2/01/2005                          23,562,125       23,098,250
                   B-     B3       26,463,000   Envirodyne Industries, Inc.,
                                                   10.25% due 12/01/2001                  25,608,891       24,213,645
                   CCC+   Caa      25,000,000   Fresh Del Monte Corp., 10% due
                                                   5/01/2003                              25,012,500       23,750,000
                                                Specialty Foods Corp.:
                   B      B3       19,250,000      10.25% due 8/15/2001                   18,784,375       17,902,500
                   B      B3       12,000,000      11.125% due 10/01/2002                 11,970,000       11,280,000
                   B+     B1       20,000,000   Texas Bottling Group, Inc., 9%
                                                   due 11/15/2003                         20,002,500       20,250,000
                                                                                      --------------   --------------
                                                                                         198,918,461      196,394,095

Foreign            BB     Ba2      35,000,000   Banco Nationale de Commerce,
Government                                         7.25% due 2/02/2004                    29,613,750       30,219,819
Obligations--      BB-    B1       25,000,000   Republic of Argentina, 8.375% due
0.9%                                               12/20/2003                             20,075,000       22,586,074
                                                                                      --------------   --------------
                                                                                          49,688,750       52,805,893

Gaming--4.6%       BB     Ba3      30,000,000   Bally's Park Place, Inc., 9.25%
                                                   due 3/15/2004                          28,485,200       32,325,000
                   B+     B2       37,000,000   GB Property Funding Corp.,
                                                   10.875% due 1/15/2004                  35,072,500       32,375,000
                   BB-    B1       15,000,000   GNF Corp., 10.625% due 4/01/2003          14,975,000       16,462,500


SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's      Face                                                                    Value
Industries       Rating  Rating      Amount                       Issue                       Cost          (Note 1a)

Bonds (continued>                                                                              High Income Portfolio
Gaming             D      NR*     $ 7,682,000   Goldriver Hotel & Casino Corp.,
(concluded)                                        13.375% due 8/31/1999 (k)          $    8,609,882   $    2,496,650
                   BB     Ba3      20,000,000   Grand Casinos Inc., 10.125% due
                                                   12/01/2003                             19,837,500       19,700,000
                   D      Caa      60,115,000   Harrah's Jazz Co., 14.25% due
                                                   11/15/2001                             49,536,050       33,664,400
                   B+     B2       20,000,000   Hollywood Casino Corp.,
                                                   12.75% due 11/01/2003                  19,153,426       20,000,000
                   BB-    Ba3      30,000,000   Showboat Inc., 9.25% due 5/01/2008        30,107,350       30,000,000
                   BB-    B1       83,000,000   Trump Atlantic City, 11.25% due
                                                   5/01/2006                              82,139,062       81,962,500
                                                                                      --------------   --------------
                                                                                         287,915,970      268,986,050

Health Services--  B+     B1       45,200,000   Beverly Enterprises, Inc., 9%
1.7%                                               due 2/15/2006                          44,200,550       44,070,000
                   B      B        14,190,000   MEDIQ, Inc., 12.125% due 7/01/1999        14,252,600       15,378,412
                   B+     Ba3      20,000,000   Tenet Healthcare Corp., 10.125%
                                                   due 3/01/2005                          20,062,500       21,750,000
                   B      B3       20,000,000   Unilab Corp., 11% due 4/01/2006           19,843,480       15,400,000
                                                                                      --------------   --------------
                                                                                          98,359,130       96,598,412

Home Builders--                                 Del E. Webb Corp.:
1.6%               B+     Ba3       3,500,000      10.875% due 3/31/2000                   3,524,375        3,552,500
                   B-     B2        7,000,000      9.75% due 3/01/2003                     6,944,910        7,035,000
                   B-     B2        4,000,000      9% due 2/15/2006                        3,140,000        3,860,000
                   B      B1       20,000,000   Greystone Homes Inc., 10.75% due
                                                   3/01/2004                              19,115,000       19,900,000
                   BB     Ba2      20,000,000   Ryland Group, Inc. (The), 10.50%
                                                   due 7/01/2006                          19,697,400       20,050,000
                   BB     Ba2      36,300,000   U.S. Home Corp., 9.75% due 6/15/2003      36,367,250       36,572,250
                                                                                      --------------   --------------
                                                                                          88,788,935       90,969,750

Hotels--1.9%       BB-    Ba3      80,000,000   HMC Acquisition Properties, 9% due
                                                   12/15/2007                             79,272,500       77,200,000
                   BB-    B1       35,000,000   HMH Properties Inc., 9.50% due
                                                   5/15/2005                              34,017,653       35,262,500
                                                                                      --------------   --------------
                                                                                         113,290,153      112,462,500

Industrial                                      Thermadyne Industries, Inc.:
Services--0.2%     CCC    B3        5,706,000      10.25% due 5/01/2002                    5,711,822        5,848,650
                   CCC    Caa       7,912,000      10.75% due 11/01/2003                   7,914,802        8,090,020
                                                                                      --------------   --------------
                                                                                          13,626,624       13,938,670

Industrials--      BB     Ba3      23,500,000   Grupo Televisa S.A., 11.875%
0.4%                                               due 5/15/2006                          25,141,562       25,086,250

Metals &           B-     B2       40,000,000   Kaiser Aluminum & Chemical Corp.,
Mining--1.4%                                       12.75% due 2/01/2003                   40,803,125       43,425,000
                                                Maxxam Group, Inc.:
                   B-     B3        5,000,000      11.25% due 8/01/2003                    4,918,750        5,150,000
                   B-     B3       41,155,000      12.37% due 8/01/2003 (a)               32,919,534       30,351,812
                                                                                      --------------   --------------
                                                                                          78,641,409       78,926,812

Packaging--        CCC-   Ca       35,775,000   Anchor Glass Container Corp.,
1.3%                                               9.875% due 12/15/2008                  32,401,062        4,293,000
                   B-     Caa      21,500,000   Ivex Packaging Corp., 13.22% due
                                                   3/15/2005 (a)                          13,807,427       13,706,250
                                                Owens-Illinois, Inc.:
                   BB     Ba3      20,000,000      11% due 12/01/2003                     20,810,000       21,900,000
                   B+     B2        6,000,000      9.95% due 10/15/2004                    5,931,250        6,255,000
                   B+     Ba3       6,000,000   Plastic Container Corp., 10.75%
                                                   due 4/01/2001                           6,022,500        6,210,000
                   B+     B3       15,000,000   Printpack Inc., 10.625% due
                                                   8/15/2006+++                           15,000,000       15,375,000
                   B-     B3       10,301,000   Silgan Holdings Inc., 13.25% due
                                                   12/15/2002                             10,301,000       10,507,020
                                                                                      --------------   --------------
                                                                                         104,273,239       78,246,270


SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's      Face                                                                    Value
Industries       Rating  Rating      Amount                       Issue                       Cost          (Note 1a)

Bonds (continued)                                                                              High Income Portfolio
Paper--6.3%        BB     Ba3     $35,500,000   APP International Finance,
                                                   11.75% due 10/01/2005              $   35,306,250   $   36,920,000
                                                Container Corporation of America:
                   B+     B1       15,420,000      9.75% due 4/01/2003                    15,433,400       15,689,850
                   B+     B1       13,000,000      11.25% due 5/01/2004                   13,000,000       13,828,750
                   B      B3       25,000,000   Crown Paper Co., 11% due 9/01/2005        23,108,781       24,750,000
                   BB-    Ba3      50,000,000   Doman Industries Ltd., 8.75% due
                                                   3/15/2004                              47,581,250       46,750,000
                                                Fort Howard Corp.:
                   B+     B1       10,000,000      9.25% due 3/15/2001                    10,000,000       10,250,000
                   B      B2       35,250,000      9% due 2/01/2006                       32,561,250       34,897,500
                   B      B3       35,000,000   Gaylord Container Corp., 11.50%
                                                   due 5/15/2001                          35,401,250       37,187,500
                                                P.T. Indah Kiat International
                                                Finance:
                   BB     Ba3       3,000,000      11.875% due 6/15/2002                   3,000,000        3,202,500
                   BB     Ba2      14,500,000      12.50% due 6/15/2006                   14,572,500       15,551,250
                   B+     B3       25,500,000   Repap New Brunswick, 10.625% due
                                                   4/15/2005                              25,597,500       25,755,000
                   BB-    B2       25,000,000   Repap Wisconsin Inc., 9.25% due
                                                   2/01/2002                              23,537,500       25,437,500
                   B      B3       30,000,000   Riverwood International Corp.,
                                                   10.875% due 4/01/2008                  30,105,000       29,700,000
                   B+     B1       16,000,000   S.D. Warren Co., 12% due 12/15/2004       16,000,000       17,260,000
                                                Stone Container Corp.:
                   B+     B1       15,000,000      9.875% due 2/01/2001                   13,948,672       15,112,500
                   BB-    B1       15,000,000      10.75% due 10/01/2002                  14,825,000       15,787,500
                                                                                      --------------   --------------
                                                                                         353,978,353      368,079,850

Restaurants--      CCC+   Caa      20,000,000   Flagstar Corp., 11.375% due
0.7%                                               9/15/2003                              20,092,500       11,850,000
                   B+     Ba3      27,000,000   Foodmaker, Inc., 9.75% due
                                                   11/01/2003                             26,216,200       26,055,000
                                                                                      --------------   --------------
                                                                                          46,308,700       37,905,000

Retail             B+     B1       20,000,000   Specialty Retailers Group,
Specialty--0.4%                                    Inc., 10% due 8/15/2000                20,000,000       20,100,000

Steel--1.0%        B      B3       20,000,000   Republic Engineered Steel Inc.,
                                                   9.875% due 12/15/2001                  19,455,000       19,200,000
                   B      B2       23,000,000   Weirton Steel Corporation, 10.75%
                                                   due 6/01/2005                          22,413,750       22,425,000
                   BB-    B1       20,000,000   Wheeling-Pittsburg Steel Corp.,
                                                   9.375% due 11/15/2003                  18,670,000       19,100,000
                                                                                      --------------   --------------
                                                                                          60,538,750       60,725,000

Supermarkets--                                  Penn Traffic Co.:
1.8%               BB-    B1       10,000,000      8.625% due 12/15/2003                   8,369,260        8,250,000
                   BB-    B1       19,000,000      11.50% due 4/15/2006                   17,086,250       16,815,000
                   B-     B2       20,325,000   Pueblo Xtra International Inc.,
                                                   9.50% due 8/01/2003                    18,787,125       18,343,312
                                                Ralph's Grocery Co.:
                   B      B1       20,000,000      10.45% due 6/15/2004                   18,951,699       20,450,000
                   B      B1       10,000,000      10.45% due 6/15/2004                    9,702,500       10,162,500
                   B-     B3       31,000,000   Smith's Food & Drug Centers Inc.,
                                                   11.25% due 5/15/2007                   31,065,000       33,015,000
                                                                                      --------------   --------------
                                                                                         103,961,834      107,035,812

Textiles--0.4%     B+     B2       25,000,000   Westpoint Stevens Inc., 9.375%
                                                   due 12/15/2005                         25,100,000       25,093,750

SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's      Face                                                                    Value
Industries       Rating  Rating      Amount                       Issue                       Cost          (Note 1a)

Bonds (concluded)                                                                              High Income Portfolio
Transportation--   BB-    Ba2     $25,000,000   Eletson Holdings, Inc., 9.25%
2.3%                                               due 11/15/2003                     $   24,472,500   $   24,374,244
                   BB     Ba2      20,000,000   Gearbulk Holdings, Ltd., 11.25%
                                                   due 12/01/2004                         20,518,750       21,600,000
                                                Transportacion Maritima Mexicana,
                                                S.A. de C.V.:
                   BB-    Ba2       5,475,000      8.50% due 10/15/2000                    3,175,500        5,214,937
                   BB-    Ba2      20,000,000      9.25% due 5/15/2003                    17,092,750       19,050,000
                   B-     B3       54,606,000   Transtar Holdings L.P., 12.04%
                                                   due 12/15/2003 (a)                     38,785,079       41,295,787
                   BB     Ba2      20,000,000   Viking Star Shipping Co., Inc.,
                                                   9.625% due 7/15/2003                   20,045,000       20,450,000
                                                                                      --------------   --------------
                                                                                         124,089,579      131,984,968

Utilities--                                     Beaver Valley Funding Corp.:
5.8%               B+     B1        8,070,000      8.625% due 6/01/2007                    7,099,175        7,653,144
                   B+     B1       34,469,000      9% due 6/01/2017                       31,081,506       31,057,084
                                                CTC Mansfield Funding Corp.:
                   B+     Ba3      15,950,000      10.25% due 3/30/2003                   15,903,640       16,293,801
                   B+     Ba3      25,000,000      11.125% due 9/30/2016                  26,416,875       26,502,999
                   BB     Ba2      15,000,000   Cleveland Electric Illuminating
                                                   Co., 9.50% due 5/15/2005               14,971,200       15,413,100
                   BB-    Ba3      27,000,000   El Paso Electric Company, 9.40%
                                                   due 5/01/2011                          26,990,000       27,945,000
                   BB-    B1       40,000,000   Metrogas S.A., 12% due 8/15/2000          40,031,875       42,800,000
                                                Midland Cogeneration Venture
                                                   Limited Partnership:
                   BB-    Ba3       4,110,433      10.33% due 7/23/2002++                  4,399,884        4,341,645
                   BB-    Ba3      20,826,836      10.33% due 7/23/2002++                 21,575,578       21,998,345
                   B-     B2       11,250,000      11.75% due 7/23/2005                   11,310,000       12,137,062
                   B-     B2        5,500,000      13.25% due 7/23/2006                    6,002,565        6,274,015
                   NR*    NR*      15,886,164   Sunflower Electric Power Corp.,
                                                   8% due 12/31/2016+++++                 10,420,874       12,907,509
                   B+     B1       20,000,000   Texas-New Mexico Power Corp.,
                                                   10.75% due 9/15/2003                   20,065,000       21,150,000
                   BBB-   NR*      42,000,000   Trans Gas de Occidente, 9.79% due
                                                   11/01/2010+++                          42,075,000       41,632,500
                                                Tucson Electric & Power Co.+++++:
                   NR*    NR*      33,847,782      10.21% due 1/01/2009                   32,005,359       32,497,255
                   NR*    NR*      17,426,207      10.732% due 1/01/2013                  16,252,461       16,815,593
                                                                                      --------------   --------------
                                                                                         326,600,992      337,419,052

Waste Manage-      D      Ca       23,700,000   Mid-American Waste Systems, Inc.,
ment--0.2%                                         12.25% due 2/15/2003                   23,667,250       14,220,000

                                                Total Investments in Bonds--87.2%      5,034,146,311    5,079,477,682

                                    Shares Held

Preferred Stocks

Broadcasting &                        421,000   K-III Communications Corp.                10,562,750       11,209,125
Publishing                            144,358   K-III Communications Corp.,
--0.6%                                             Series B                               14,545,939       14,363,649
                                      125,000   K-III Communications Corp.,
                                                   Series C+++                            12,500,000       11,750,000
                                                                                      --------------   --------------
                                                                                          37,608,689       37,322,774

Broadcasting/                          62,705   Cablevision Systems Corp.,
Cable--0.1%                                     Series M                                   5,851,695        5,972,651

Energy--0.1%                           29,517   Consolidated Hydro, Inc.                  14,891,917        3,542,040
                                          250   Transamerican Energy                          25,000           28,031
                                                                                      --------------   --------------
                                                                                          14,916,917        3,570,071

Entertainment--1.4%                    78,714   Time Warner Inc. (Series K)+++            78,536,311       82,256,130


SCHEDULE OF INVESTMENTS (continued)
                                       Shares                                                                 Value
Industries                              Held                      Issue                         Cost        (Note 1a)

Preferred Stocks (concluded)                                                                   High Income Portfolio
Paper--0.5%                           295,000   S.D. Warren Co.+++                    $    8,333,750   $    8,628,750
                                      535,000   S.D. Warren Co., Series B                 15,072,190       18,858,750
                                                                                      --------------   --------------
                                                                                          23,405,940       27,487,500

Steel--0.2%                           550,000   USX Capital LLC                           13,750,000       13,681,250

Utilities--0.2%                       100,000   El Paso Electric Company                  10,000,000       11,475,000

                                                Total Investments in Preferred
                                                Stocks--3.1%                             184,069,552      181,765,376

Common Stocks

Communications--0.1%                  210,096   Echostar Communications Corp.              1,492,461        5,751,378

Consumer--                            200,369   Culligan Water Technologies Inc.           1,686,248        7,588,976
Products--0.2%                        200,369   Samsonite Corp.                            2,398,992        5,472,578
                                                                                      --------------   --------------
                                                                                           4,085,240       13,061,554

Energy--0.0%                           57,237   Mesa Inc.                                    199,648          236,103

Food &                                147,263   Foodbrands America                         5,771,245        1,803,972
Beverage--0.1%                        763,000   Seven-UP/RC Bottling Company              13,403,214        7,725,375
                                                                                      --------------   --------------
                                                                                          19,174,459        9,529,347

Gaming--0.0%                           75,500   Goldriver Hotel & Casino Corporation
                                                   (Class B)(d)(k)                           540,045                0

Hotels--0.0%                            6,539   Buckhead America Corp.                        36,373           40,460

Industrial Services                    11,400   Thermadyne Industries, Inc.                  165,300          239,400
--0.0%

Supermarkets--0.1%                    120,194   ABCO Markets Inc. (k)+++                   4,054,875                0
                                      521,389   Grand Union Co.                           29,475,625        3,258,681
                                                                                      --------------   --------------
                                                                                          33,530,500        3,258,681
                                                Total Investments in Common
                                                Stocks--0.5%                              59,224,026       32,116,923

Trusts & Warrants

Broadcasting/                         177,500   American Telecasting Inc.
Cable--0.0%                                        (Warrants) (e)                            413,723          931,875
                                       20,000   People's Choice T.V. Corp.
                                                   (Warrants) (e)                            117,784           20,000
                                                                                      --------------   --------------
                                                                                             531,507          951,875

Communications--0.0%                   53,472   Comunicacion Celular (Warrants)
                                                   (e)+++                                    109,680          294,096
                                       57,040   Page Mart Inc. (Warrants) (e)                236,127          385,020
                                                                                      --------------   --------------
                                                                                             345,807          679,116

Energy--0.1%                           18,000   Consolidated Hydro Inc. (Warrants) (e)       390,123          258,750
                                      407,677   Transamerican Refining Corp.
                                                   (Warrants) (e)                            950,408          917,273
                                                                                      --------------   --------------
                                                                                           1,340,531        1,176,023

Financial Services--0.0%                7,194   Reliance Group Holdings, Inc.
                                                   (Warrants) (e)                                  0                0

Gaming--0.0%                            7,550   Goldriver Hotel & Casino Corp.
                                                Liquidating Trust+++                         192,320           68,514
                                      113,386   Trump Castle Funding, Inc.
                                                   (Warrants) (e)                                  0                0
                                                                                      --------------   --------------
                                                                                             192,320           68,514

Paper--0.0%                            60,000   S.D. Warren Co. (Warrants) (e)               165,310          187,500

                                                Total Investments in Trusts &
                                                Warrants--0.1%                             2,575,475        3,063,028


SCHEDULE OF INVESTMENTS (concluded)
                                      Face                                                                    Value
Industries                           Amount                       Issue                     Cost            (Note la)

Short-Term Securities                                                                          High Income Portfolio
Commercial                        $15,000,000   Alpine Securitization Co., 5.40%
Paper***--                                         due 11/13/1996                     $   14,903,250   $   14,903,250
7.1%                               30,000,000   Ciesco L.P., 5.28% due 10/16/1996         29,934,000       29,934,000
                                   70,448,000   General Electric Capital Corp.,
                                                   5.80% due 10/01/1996                   70,448,000       70,448,000
                                   15,000,000   Lucent Technologies, Inc., 5.36%
                                                   due 11/04/1996                         14,924,067       14,924,067
                                   10,000,000   McKenna Triangle National Corp.,
                                                   5.37% due 11/04/1996                    9,949,283        9,949,283
                                   50,000,000   Morgan Stanley Group, Inc., 5.30%
                                                   due 10/25/1996                         49,823,333       49,823,333
                                                National Fleet Funding Corp.:
                                   25,000,000      5.32% due 10/01/1996                   25,000,000       25,000,000
                                   35,000,000      5.29% due 10/02/1996                   34,994,857       34,994,857
                                   15,000,000      5.27% due 10/18/1996                   14,962,671       14,962,671
                                   60,000,000   Navistar Financial Corp., 5.75%
                                                   due 10/21/1996                         59,808,333       59,808,333
                                   60,000,000   Onyx Corp., 5.85% due 10/21/1996          59,805,000       59,805,000
                                   30,000,000   Xerox Corporation, 5.33% due
                                                   11/05/1996                             29,844,542       29,844,542
                                                                                      --------------   --------------
                                                                                         414,397,336      414,397,336

                                                Total Investments in Short-Term
                                                Securities--7.1%                         414,397,336      414,397,336

Total Investments--98.0%                                                              $5,694,412,700    5,710,820,345
                                                                                      ==============
Other Assets Less Liabilities--2.0%                                                                       117,402,861
                                                                                                       --------------
Net Assets--100.0%                                                                                     $5,828,223,206
                                                                                                       ==============

  ++Subject to principal paydowns.
++++Represents a pay-in-kind security which may pay
    interest/dividends in additional face/shares.
   *Not Rated.
  **Industry classifications for convertible bonds are:
 (1)Conglomerates; (2) Health Services; (3) Transportation Services;
 (4)Waste Management.
 ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
 (a)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.
 (b)Each $1,000 face amount contains one warrant of American
    Telecasting, Inc.
 (c)Each $1,000 face amount contains four common shares of CS
    Wireless Systems Inc.
 (d)Each share of Series B Stock contains a right which entitles the Portfolio to purchase a predetermined number of shares of preferred stock. The purchase price and number of shares are subject to adjustment.
 (e)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.
 (f)Each $1,000 face amount contains one warrant of Australis Media
    Ltd.
 (g)Each $1,000 face amount contains one warrant of Peoples Choice
    T.V. Corporation.
 (h)Each $1,000 face amount contains one warrant of United
    International Holdings, Inc.
 (i)Each $1,000 face amount contains six warrants of Echostar
    Communications Corp.
 (j)Each $1,000 face amount contains one warrant of Comunicacion
    Celular.
 (k)Non-income producing security.
 +++Restricted securities as to resale. The value of the Portfolio's investments in restricted securities was approximately $435,851,000, representing 7.5% of net assets.

                                                   Acquisition                                Value
          Issue                                       Date(s)                   Cost        (Note 1a)
    ABCO Markets Inc.                               11/19/1992             $  4,054,875   $          0
    CS Wireless Systems Inc.,
      12% due 3/01/2006                       2/16/1996--9/09/1996            6,153,419      5,407,500
    Cemex S.A., 12.75% due 7/15/2006                 7/16/1996               15,000,000     16,462,500
    Comtel Brasileir Ltd.,
      10.75% due 9/26/2004                           9/18/1996               29,500,000     30,200,625
    Comunicacion Celular S.A. (Warrants)     11/17/1995--9/06/1996              109,680        294,096
    First Nationwide Escrow,
      10.625% due 10/01/2003                         4/12/1996               12,000,000     12,555,000
    Goldriver Hotel & Casino
    Corp., Liquidating Trust                  8/31/1992--11/17/1992             192,320         68,514
    Intermedia Capital Partners,
      11.25% due 8/01/2006                           7/19/1996               25,000,000     26,062,500
    K-III Communications Corp. Series C              1/19/1996               12,500,000     11,750,000
    Lenfest Communications, Inc.,
      10.50% due 6/15/2006                   11/08/1995--6/10/1996           29,921,700     30,825,000
    Millicom International Cellular S.A.,
      13.53% due 6/01/2006                    5/24/1996--7/12/1996           44,626,148     47,293,750
    Oleoducto Centrale S.A.,
      9.35% due 9/01/2005                     6/21/1995--10/19/1995          27,967,500     27,819,120
    Printpack Inc., 10.625% due 8/15/2006            8/15/1996               15,000,000     15,375,000
    S.D. Warren Co.                                  9/20/1995                8,333,750      8,628,750
    Sunflower Electric Power Corp.,
      8% due 12/31/2016                      11/29/1991--8/23/1995           10,420,874     12,907,509
    Time Warner Inc. (Series K)               4/03/1996--9/06/1996           78,536,311     82,256,130
    Trans Gas de Occidente,
      9.79% due 11/01/2010                   11/02/1995--2/20/1996           42,075,000     41,632,500
    Transamerican Exploration Corp.,
      14% due 9/19/1998                              9/17/1996               16,830,000     17,000,000
    Tucson Electric & Power Co.:
      10.21% due 1/01/2009                    7/27/1993--4/01/1996           32,005,359     32,497,255
      10.732% due 1/01/2013                   3/01/1993--7/16/1993           16,252,461     16,815,593

    Total                                                                  $426,479,397   $435,851,342
                                                                           ============   ============

Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
                  S&P  Moody's       Face                                                                    Value
Industries       Rating Rating      Amount                      Issue                      Cost            (Note 1a)

Bonds & Notes                                                                             Investment Grade Portfolio
US Government                                   United States Treasury Bonds
Obligations--5.6%                               & Notes:
                   AAA    Aaa     $ 6,000,000      5.75% due 9/30/1997               $     5,994,453   $    5,996,220
                   AAA    Aaa      11,000,000      8.875% due 11/15/1997                  11,354,063       11,348,920
                   AAA    Aaa       5,000,000      9.25% due 8/15/1998                     5,289,844        5,272,650
                   AAA    Aaa       9,000,000      6.375% due 5/15/1999                    8,990,156        9,026,730
                   AAA    Aaa       3,500,000      5.875% due 6/30/2000                    3,502,835        3,440,395
                   AAA    Aaa      16,000,000      6.25% due 8/31/2000                    16,012,734       15,909,920
                   AAA    Aaa       2,500,000      7.50% due 5/15/2002                     2,634,375        2,617,575
                   AAA    Aaa       5,000,000      7.25% due 5/15/2004                     5,510,938        5,180,450
                   AAA    Aaa       6,000,000      7.25% due 8/15/2004                     6,110,625        6,215,640
                   AAA    Aaa       4,000,000      7.875% due 11/15/2004                   4,612,500        4,298,760
                   AAA    Aaa       3,000,000      7% due 7/15/2006                        3,007,813        3,062,340
                   AAA    Aaa      10,000,000      6% due 2/15/2026                        8,952,762        8,787,500
                                                                                      --------------   --------------
                                                                                          81,973,098       81,157,100

Asset-Backed       AAA    Aaa      15,000,000   Advanta Corp., 5.639% due
Securities++--                                     6/15/2005 (a)                          14,995,313       14,990,550
5.8%               AAA    Aaa      31,255,000   Banc One, Master Trust (Series B),
                                                   7.55% due 12/15/1999                   31,858,028       31,713,823
                   AAA    Aaa      10,000,000   Citibank Credit Card Master
                                                   Trust I, 5.67% due 9/15/2005            9,992,240        9,984,300
                   AAA    Aaa      28,000,000   Fifth Third Auto Grantor Trust,
                                                   6.45% due 7/15/2002                    27,989,062       28,052,500
                                                                                      --------------   --------------
                                                                                          84,834,643       84,741,173

Banking--          AA-    Aa3       2,000,000   Banc One, Dayton, 6.625% due
11.0%                                              4/15/2003                               2,082,060        1,943,020
                   AA-    Aa3       3,000,000   Banc One, Milwaukee, 6.625% due
                                                   4/15/2003                               3,123,090        2,914,530
                                                BankAmerica Corp.:
                   A+     A1        4,000,000      6.65% due 5/01/2001                     3,996,120        3,972,680
                   A+     A1        3,000,000      7.125% due 5/12/2005                    3,087,560        2,959,980
                   A      A2        5,000,000      7.125% due 5/01/2006                    4,846,700        4,921,500
                   A-     A2       10,300,000   Chase Manhattan Bank Corporation,
                                                   8.65% due 2/13/1999                    10,805,215       10,773,285
                   A+     A1        7,000,000   Citicorp, 8.80% due 2/01/2000              7,000,000        7,064,470
                   A-     A2        9,000,000   Comerica Bank, 7.875% due 9/15/2026        8,891,820        9,049,590
                   A+     A1        6,000,000   Fifth Third Bank, 6.75% due
                                                   7/15/2005                               5,960,400        5,778,480
                                                First Bank System, Inc.:
                   A1     Aa3      10,000,000      6.375% due 3/15/2001                    9,850,727        9,740,300
                   A-     A3        8,500,000      6.875% due 9/15/2007                    8,421,290        8,134,925
                   A      A2        3,000,000   First Chicago Corp., 9% due
                                                   6/15/1999                               3,182,940        3,152,520
                                                First Union Corp.:
                   A-     A2        9,000,000      6.75% due 1/15/1998                     9,069,660        9,024,480
                   A-     A2        6,350,000      7.50% due 7/15/2006                     6,352,921        6,390,386
                   A-     A3        5,000,000   Golden West Financial Corp.,
                                                   9.15% due 5/23/1998                     5,678,700        5,202,150
                   BBB+   A3        5,000,000   MBNA Corporation, 5.775% due
                                                   9/14/1998                               5,000,000        5,003,370
                                                NationsBank Corporation:
                   A      A2        5,000,000      7.50% due 2/15/1997                     4,995,700        5,031,900
                   A      A2        4,000,000      6.50% due 8/15/2003                     3,804,120        3,845,320
                   A-     A3        6,000,000      7.75% due 8/15/2015                     6,000,000        5,988,540
                                                Norwest Corp.:
                   AA-    Aa3      17,000,000      6.25% due 4/15/1999                    16,944,240       16,884,060
                   AA-    Aa3       3,500,000      6.75% due 5/12/2000                     3,494,785        3,503,815
                   A+     A1        3,500,000      6.625% due 3/15/2003                    3,553,235        3,387,825
                   A      A2       11,475,000   Security Pacific Corp., 9.80%
                                                   due 7/01/2003                          13,389,719       13,122,466


SCHEDULE OF INVESTMENTS (continued)
                  S&P  Moody's       Face                                                                    Value
Industries       Rating Rating      Amount                      Issue                      Cost            (Note 1a)

Bonds & Notes (continued)                                                                 Investment Grade Portfolio
Banking            A-     A3      $ 7,500,000   US Bancorp, 6.75% due 10/15/2005      $    7,459,650  $     7,166,025
(concluded)        AA+    Aa2       6,000,000   Wachovia Bank of North Carolina,
                                                   6.55% due 6/09/1997                     5,995,620        6,031,140
                                                                                      --------------   --------------
                                                                                         162,986,272      160,986,757

Canadian           BBB+   A3        5,000,000   Petro-Canada, 9.25% due
Provinces*--                                       10/15/2021 (4)                          5,300,650        5,805,850
3.2%               AA-    Aa3      11,000,000   Province of Ontario (Canada),
                                                   7.75% due 6/04/2002 (5)                10,910,730       11,478,390
                                                Province of Quebec (Canada) (5):
                   A+     A2        9,535,000      7.50% due 7/15/2002                    10,058,986        9,754,591
                   A+     A2        6,000,000      8.80% due 4/15/2003                     6,774,360        6,505,680
                   A+     A2        4,500,000      13% due 10/01/2013                      5,706,285        5,214,510
                   A+     A2        9,000,000      7.125% due 2/09/2024                    8,673,600        8,234,370
                                                                                      --------------   --------------
                                                                                          47,424,611       46,993,391

Federal            AAA    Aaa      15,000,000   Federal National Mortgage
Agencies--1.0%                                     Association, 7.85% due
                                                   9/10/2004                              14,817,438       15,203,850

Financial          A-     A3       14,000,000   Chrysler Financial Corp.,
Services--                                         10.95% due 8/01/2017                   16,298,000       15,199,660
Captive--4.5%                                   Ford Motor Credit Co.:
                   A+      A1      10,000,000      7% due 9/25/2001                        9,960,200       10,024,500
                   A+     A1        1,000,000      7.75% due 3/15/2005                       999,090        1,023,210
                                                General Motors Acceptance Corp.:
                   A-     A3        7,630,000      5% due 1/27/1997                        7,501,587        7,610,544
                   A-     A3        8,000,000      7.60% due 1/20/1998                     7,829,600        8,142,320
                   A-     A3        6,100,000      7.125% due 5/11/1998                    6,168,808        6,176,311
                   A-     A3        4,000,000      6.625% due 9/19/2002                    3,915,080        3,906,120
                   A-     A3        7,000,000      7.125% due 5/01/2003                    6,964,230        6,983,830
                   A-     A3        7,000,000      7.40% due 9/01/2025                     6,943,580        6,634,180
                                                                                      --------------   --------------
                                                                                          66,580,175       65,700,675

Financial                                       Advanta Corp.:
Services--         BBB-   Baa2     15,000,000      6.26% due 9/01/1997                    14,991,450       14,939,700
Consumer--7.2%     BBB-   Baa2      3,000,000      7% due 5/01/2001                        2,974,950        2,928,900
                                                American General Finance Corp.:
                   A+     A1        1,300,000      7.70% due 11/15/1997                    1,322,074        1,318,707
                   A+     A1        2,500,000      8.50% due 8/15/1998                     2,848,650        2,585,675
                   A+     A1        4,000,000      5.875% due 7/01/2000                    3,850,040        3,879,080
                   A+     A1       10,000,000      6.375% due 3/01/2003                    9,926,100        9,588,800
                                                Associates Corp. of North America:
                   AA-    Aa3       6,000,000      8.375% due 1/15/1998                    6,019,320        6,149,760
                   AA-    Aa3       2,000,000      5.25% due 9/01/1998                     1,939,180        1,957,120
                   AA-    Aa3       1,500,000      7.25% due 9/01/1999                     1,481,430        1,523,775
                                                CIT Group Holdings, Inc.:
                   A+     Aa3       8,000,000      5.65% due 5/02/1997 (a)                 8,000,000        7,989,920
                   A+     Aa3      13,000,000      7% due 9/30/1997                       13,118,040       13,109,590
                                                Finova Capital Corp.:
                   A-     Baa1     31,460,000      8.25% due 3/11/1997                    31,956,159       31,778,690
                   A-     Baa1      7,000,000      6.375% due 10/15/2000                   6,972,850        6,877,780
                                                                                      --------------   --------------
                                                                                         105,400,243      104,627,497

Financial                                       Bear Stearns Companies, Inc.:
Services--         A      A2        2,000,000      6.75% due 5/01/2001                     1,993,680        1,981,280
Other--7.8%        A      A2        9,900,000      6.70% due 8/01/2003                     8,945,640        9,582,606
                   A      A2        3,000,000      8.75% due 3/15/2004                     3,224,430        3,239,430

SCHEDULE OF INVESTMENTS (continued)
                  S&P  Moody's       Face                                                                    Value
Industries       Rating Rating      Amount                      Issue                      Cost            (Note 1a)

Bonds & Notes (continued)                                                                 Investment Grade Portfolio
Financial                                       Dean Witter, Discover & Co.:
Services--         A      A2      $ 3,500,000      6.75% due 8/15/2000               $     3,486,805  $     3,491,215
Other              A      A2        3,000,000      6.30% due 1/15/2006                     2,986,800        2,774,943
(concluded)        A      A2        9,500,000      6.75% due 1/01/2016                     9,064,450        8,491,670
                   A+     A2       10,000,000   Equitable Cos. Inc., 9% due
                                                   12/15/2004                             11,040,500       10,991,200
                   AA     Aa1      13,000,000   GE Global Insurance Holding Corp.,
                                                   7% due 2/15/2026                       12,876,500       12,132,770
                   AAA    Aaa       3,500,000   General Electric Capital Corp.,
                                                   8.125% due 5/15/2012                    3,721,480        3,726,170
                   A      Baa1      5,000,000   Lehman Brothers Inc., 7.375% due
                                                   8/15/1997                               4,993,500        5,033,600
                   A+     A1        7,000,000   Morgan Stanley Group Inc., 5.625%
                                                   due 3/01/1999                           6,985,580        6,856,710
                                                PaineWebber Group Inc.:
                   BBB+   Baa1     10,000,000      8.875% due 3/15/2005                    9,997,850       10,748,200
                   BBB+   Baa1      1,500,000      7.625% due 2/15/2014                    1,432,470        1,401,885
                                                Smith Barney Holdings, Inc.:
                   A-     A2        7,000,000      6.50% due 10/15/2002                    6,961,080        6,783,560
                   A-     A2        6,000,000      6.875% due 6/15/2005                    5,957,580        5,786,640
                                                The Travelers Corp.:
                   A+     A1        9,000,000      9.50% due 3/01/2002                     9,610,100       10,005,480
                   A+     A1       10,800,000      7.875% due 5/15/2025                   10,845,324       10,880,784
                                                                                      --------------   --------------
                                                                                         114,123,769      113,908,143

Industrial--       AA-    A1        3,000,000   Anheuser-Busch Cos., Inc., 8.75%
Consumer                                           due 12/01/1999                          3,367,590        3,176,850
Goods--4.0%        AA-    Aa2      10,400,000   Archer-Daniels-Midland Co.,
                                                   8.125% due 6/01/2012                   11,522,436       11,042,824
                   AA     Aa2       5,000,000   Kimberly-Clark Corporation, 7.875%
                                                   due 2/01/2023                           5,084,900        4,983,150
                   BBB    Baa2      9,000,000   Nabisco, Inc., 7.55% due 6/15/2015         8,981,960        8,536,770
                   A      A2        9,500,000   Philip Morris Cos., Inc., 9% due
                                                   1/01/2001                               9,698,815       10,147,140
                                                RJR Nabisco, Inc.:
                   BBB-   Baa3      4,750,000      6.25% due 1/31/1997                     4,731,000        4,740,358
                   BBB-   Baa3      3,000,000      8.75% due 4/15/2004                     2,912,220        2,962,710
                   BBB-   Baa3     13,000,000      8.75% due 8/15/2005                    12,720,550       12,757,680
                                                                                      --------------   --------------
                                                                                          59,019,471       58,347,482

Industrial--                                    BP America Inc.:
Energy--3.0%       AA     Aa3       4,075,000      9.375% due 11/01/2000                   4,488,287        4,453,853
                   AA     Aa3      11,000,000      10% due 7/01/2018                      11,869,080       12,024,100
                   AA-    A1        7,500,000   Consolidated Natural Gas Co.,
                                                   8.75% due 6/01/1999                     7,450,660        7,859,700
                   A-     A1        5,900,000   Dresser Industries, Inc., 7.60%
                                                   due 8/15/2096                           5,882,831        5,794,803
                                                Texaco Capital Inc.:
                   A+     A1        5,500,000      9% due 12/15/1999                       6,215,190        5,871,635
                   A+     A1        2,000,000      8.875% due 2/15/2021                    1,999,720        2,311,340
                   A+     A1        4,500,000      8.625% due 4/01/2032                    4,792,770        5,065,110
                                                                                      --------------   --------------
                                                                                          42,698,538       43,380,541

Industrial--       AA-    Aa3       4,500,000   du Pont (E.I.) de Nemours & Co.,
Manufacturing--                                    8.25% due 1/15/2022                     4,676,445        4,600,890
4.0%                                            Lockheed Martin Corp.:
                   BBB+   A3       10,000,000      6.625% due 6/15/1998                    9,998,700       10,034,300
                   BBB+   A3        8,750,000      6.55% due 5/15/1999                     8,745,800        8,737,400
                   BBB+   A3        5,000,000      6.85% due 5/15/2001                     4,995,950        4,995,200
                   BBB+   A3       11,000,000   Loral Corporation, 8.375% due
                                                   6/15/2024                              11,056,040       11,766,480
                   BBB+   A3        4,000,000   Martin Marietta Corporation,
                                                   7.375% due 4/15/2013                    3,846,440        3,917,160




SCHEDULE OF INVESTMENTS (continued)
                  S&P  Moody's       Face                                                                    Value
Industries       Rating Rating      Amount                      Issue                      Cost            (Note 1a)

Bonds & Notes (continued)                                                                 Investment Grade Portfolio
Industrial--                                    McDonnell Douglas Financial
Manufacturing                                   Corp.:
(concluded)        A-     Baa2    $ 9,000,000      8.625% due 4/01/1997              $     9,203,220  $     9,120,600
                   A-     Baa2      5,000,000      6.30% due 10/20/1999                    5,029,550        4,838,100
                                                                                      --------------   --------------
                                                                                          57,552,145       58,010,130

Industrial--       A+     A1       10,000,000   Bass America, Inc., 8.125% due
Services--                                         3/31/2002                              10,250,610       10,532,200
13.2%              A      A2       11,000,000   Carnival Cruise Lines, Inc., 7.70%
                                                   due 7/15/2004                          11,028,940       11,249,810
                   BBB+   Baa2      6,000,000   Circus Circus Enterprises, Inc.,
                                                   6.45% due 2/01/2006                     5,986,860        5,564,820
                                                Columbia/HCA Healthcare Corp.:
                   A-     A2        9,000,000      6.87% due 9/15/2003                     9,101,160        8,933,220
                   A-     A2        6,000,000      9% due 12/15/2014                       6,651,540        6,694,260
                   A-     A2        5,000,000      7.05% due 12/01/2027                    4,688,200        4,612,850
                   A-     A2        5,000,000      7.75% due 7/15/2036                     4,961,400        4,980,600
                                                Dillard Department Stores, Inc.:
                   A+     A2        4,000,000      7.375% due 6/15/1999                    4,254,860        4,051,320
                   A+     A2        5,000,000      9.125% due 8/01/2011                    6,054,000        5,654,750
                   A+     A1        2,000,000   Electronic Data Systems Corp.,
                                                   6.85% due 5/15/2000 (b)                 1,998,420        2,009,004
                   A-     A3        3,000,000   International Paper Company, 7%
                                                   due 6/01/2001                           2,993,730        3,014,310
                                                JC Penney & Co:
                   A+     A1        5,000,000      6.375% due 9/15/2000                    4,991,900        4,929,400
                   A+     A1       16,000,000      7.65% due 8/15/2016                    15,590,110       15,842,560
                   AAA    Aaa       7,000,000   Johnson & Johnson Co., 8.72% due
                                                   11/01/2024                              7,057,420        7,569,520
                                                News American Holdings, Inc.:
                   BBB    Baa3      4,000,000      9.125% due 10/15/1999                   4,298,640        4,248,880
                   BBB    Baa3     10,000,000      8.625% due 2/01/2003                   10,965,400       10,662,800
                   BBB    Baa3     10,000,000      7.60% due 10/11/2015                    9,917,800        9,427,200
                                                Royal Caribbean Cruises Ltd.:
                   BBB-   Baa3      2,500,000      8.25% due 4/01/2005                     2,568,775        2,583,775
                   BBB-   Baa3      3,500,000      7.25% due 8/15/2006                     3,372,950        3,428,530
                                                Sears, Roebuck & Co.:
                   A-     A2        5,000,000      9.25% due 4/15/1998                     5,712,125        5,210,150
                   A-     A2        8,785,000      8.45% due 11/01/1998                    9,709,797        9,074,817
                                                Service Corporation International:
                   BBB+   Baa1      7,000,000      6.75% due 6/01/2001                     6,978,580        6,912,507
                   BBB+   Baa1      9,500,000      7.20% due 6/01/2006                     9,471,215        9,290,145
                                                Time Warner Entertainment Co.:
                   BBB-   Ba1       6,000,000      8.875% due 10/01/2012                   6,624,540        6,381,240
                   BBB-   Ba1       5,000,000      8.375% due 3/15/2023                    5,281,450        4,935,250
                   AA     A2       14,345,000   Wal-Mart Stores, Inc., 8.50% due
                                                   9/15/2024                              14,488,240       15,093,809
                   A      A2       10,000,000   Walt Disney Co., 6.375% due
                                                   3/30/2001                              10,000,000        9,845,500
                                                                                      --------------   --------------
                                                                                         194,998,662      192,733,227

Industrial--       BBB    Baa2      9,000,000   Federal Express Corporation,
Transportation--                                   9.65% due 6/15/2012                    10,137,590       10,446,120
2.7%               BBB+   Baa2     15,000,000   Kansas City Southern Industries,
                                                   Inc., 7% due 12/15/2025                14,805,750       13,148,850
                                                Southwest Airlines, Inc.:
                   A-     A3       10,000,000      9.40% due 7/01/2001                    11,326,040       10,798,500
                   A-     A3        2,000,000      8% due 3/01/2005                        1,989,220        2,063,220
                   A-     A3        3,000,000      7.875% due 9/01/2007                    2,983,950        3,036,840
                                                                                      --------------   --------------
                                                                                          41,242,550       39,493,530

SCHEDULE OF INVESTMENTS (continued)
                  S&P  Moody's       Face                                                                    Value
Industries       Rating Rating      Amount                      Issue                      Cost            (Note 1a)

Bonds & Notes (continued)                                                                 Investment Grade Portfolio
Supranational--                                 Asian Development Bank:
2.0%               AAA    Aaa     $ 3,000,000      10.75% due 6/01/1997              $     3,302,730  $     3,089,760
                   AAA    Aaa       5,000,000      6.125% due 3/09/2004                    4,952,900        4,821,250
                   AAA    Aaa       8,000,000   Inter-American Development Bank
                                                   Co., 8.875% due 6/01/2009              10,115,250        9,166,640
                   AAA    Aaa      10,000,000   International Bank for
                                                   Reconstruction & Development,
                                                   12.375% due 10/15/2002                 13,082,110       12,689,600
                                                                                      --------------   --------------
                                                                                          31,452,990       29,767,250

Utilities--                                     GTE Corp.:
Communications     BBB+   A3        7,500,000      9.375% due 12/01/2000                   8,235,170        8,166,750
--2.8%             BBB+   A3        4,000,000      9.10% due 6/01/2003                     4,242,720        4,411,160
                   BBB+   A3        3,000,000      10.30% due 11/15/2017                   3,285,270        3,265,800
                   BBB+   A3        9,500,000      8.75% due 11/01/2021                    9,904,225       10,488,380
                   AAA    Aaa       7,000,000   Indiana Bell Telephone Co. Inc.,
                                                   7.30% due 8/15/2026                     6,988,030        6,868,540
                   A      A2        6,000,000   MCI Communications Corporation,
                                                   6.95% due 8/15/2006                     5,980,200        5,896,500
                   AA     Aa3       2,000,000   Southwestern Bell Telecommunications
                                                   Corp., 6.125% due 3/01/2000             2,011,250        1,965,620
                                                                                      --------------   --------------
                                                                                          40,646,865       41,062,750

Utilities--        A      A2       22,800,000   Central Power & Light Co., 6% due
Electric--4.2%                                     10/01/1997                             22,712,058       22,767,396
                   AA-    Aa2       6,000,000   Duke Power Co., 8% due 11/01/1999          5,964,660        6,221,640
                   A+     A1        2,000,000   Georgia Power Co., 6.125% due
                                                   9/01/1999                               1,961,420        1,973,020
                   AA-    A1        5,000,000   Northern States Power Company,
                                                   7.125% due 7/01/2025                    5,305,900        4,657,740
                   A-     A3       11,000,000   Public Service Electric & Gas Co.,
                                                   7.125% due 11/01/1997                  11,092,510       11,074,690
                   AA-    A1        5,000,000   TECO Energy, Inc., 9.27% due
                                                   6/12/2000                               5,000,000        5,405,100
                   A      A2        8,500,000   Virginia Electric & Power Co.,
                                                   8.625% due 10/01/2024                   8,377,160        9,044,306
                                                                                      --------------   --------------
                                                                                          60,413,708       61,143,892

Yankee             AA-    Aa2       6,000,000   ABN AMRO Bank, 7.55% due
Corporates*--                                      6/28/2006 (2)                           5,999,160        6,112,680
10.2%              A+     A1        6,000,000   Australia & New Zealand Banking
                                                   Group Ltd., 7.55% due
                                                   9/15/2006 (2)                           5,990,880        6,089,640
                   BBB+   A3        8,885,000   Bangkok Metropolitan Bank Public
                                                   Company Limited, 7.25% due
                                                   9/15/2005 (2) (b)                       8,799,674        8,565,495
                   AA-    Aa3       9,500,000   CRA Finance Ltd., 6.50% due
                                                   12/01/2003 (2)                          9,519,310        9,101,380
                   BBB    Baa1      7,500,000   China International Trust, 9% due
                                                   10/15/2006 (2)                          8,060,850        8,007,675
                   A      A3        4,000,000   China Light & Power Company,
                                                   Limited, 7.50% due 4/15/2006 (9)        3,974,520        3,945,160
                                                Ford Capital B.V. (2):
                   A+     A1       10,000,000      9.875% due 5/15/2002                   10,531,200       11,274,100
                   A+     A1        3,995,000      9.50% due 6/01/2010                     4,430,215        4,610,430
                                                Grand Metropolitan Investment
                                                Corp. (2):
                   A+     A2        4,000,000      6.50% due 9/15/1999                     4,000,000        3,971,560
                   A+     A2        9,000,000      8.625% due 8/15/2001                    9,412,690        9,650,610
                   A      A3       11,500,000   Mass Transit Railway Corp.,
                                                   7.25% due 10/01/2005 (8)               11,657,700       11,201,000
                   A-     A2        6,250,000   Maybank New York, 7.125% due
                                                   9/15/2005 (2)                           6,217,937        6,092,875
                   A      A1        8,000,000   Midland Bank PLC, 7.625% due
                                                   6/15/2006 (2)                           7,980,960        8,130,160
                   A      A2       10,000,000   Norsk Hydro AS, 7.15% due
                                                   11/15/2025 (9)                          9,958,300        9,300,500
                   A+     A1       12,000,000   Petroliam Nasional BHD, 6.875% due
                                                   7/01/2003 (9) (b)                      11,929,530       11,827,080



SCHEDULE OF INVESTMENTS (concluded)
                  S&P  Moody's       Face                                                                    Value
Industries       Rating Rating      Amount                      Issue                      Cost            (Note 1a)

Bonds & Notes (concluded)                                                                 Investment Grade Portfolio
Yankee             BBB+   A3      $ 5,000,000   Philips Electronics N.V., 7.20%
Corporates*                                        due 6/01/2026 (9)                 $     4,988,700  $     4,971,650
(concluded)        A+     A1       12,000,000   Pohang Iron & Steel Industries
                                                   Co., Ltd., 7.375% due
                                                   5/15/2005 (7)                          12,217,645       11,871,000
                   A+     A1        6,500,000   Telekom Malaysia BHD, 7.125%
                                                   due 8/01/2005 (9) (b)                   6,668,405        6,431,295
                   A      A2        9,000,000   WMC (Western Mining Corp.)
                                                   Finance Ltd., 7.25% due
                                                   11/15/2013 (1)                          9,089,100        8,578,980
                                                                                      --------------   --------------
                                                                                         151,426,776      149,733,270

Yankee             AAA    Aaa       4,000,000   Export-Import Bank of Japan,
Sovereign*--                                       8.35% due 12/01/1999 (3)                4,226,640        4,197,880
3.1%               AA-    A1        4,000,000   Export-Import Bank of Korea,
                                                   6.375% due 2/15/2006 (6)                3,977,840        3,752,920
                   AA-    A1        7,000,000   Korea Development Bank, 7.25% due
                                                   5/15/2006 (2)                           6,850,340        6,977,740
                                                Metropolis of Tokyo (Japan) (3):
                   AAA    Aaa       3,550,000      9.25% due 10/11/1998                    4,134,756        3,736,730
                   AAA    Aaa       3,000,000      8.70% due 10/05/1999                    3,469,410        3,167,550
                   AAA    Aaa       4,000,000      9.25% due 11/08/2000                    4,219,660        4,354,240
                   BBB    A3        5,000,000   People's Republic of China,
                                                   7.375% due 7/03/2001 (6)                5,033,025        5,027,895
                   AA     Aa3      10,803,000   Republic of Italy, 6.875% due
                                                   9/27/2023 (6)                           9,420,095        9,832,242
                   A-     A3        5,000,000   State of Israel, 6.375% due
                                                   12/15/2005 (6)                          4,957,750        4,662,150
                                                                                      --------------   --------------
                                                                                          46,289,516       45,709,347

                                                Total Investments in Bonds &
                                                Notes--95.3%                           1,403,881,470    1,392,700,005



Short-Term Securities

Repurchase                         44,619,000   Lehman Brothers Inc., purchased
Agreements**                                       on 9/30/1996 to yield 5.80%
                                                   to 10/01/1996                          44,619,000       44,619,000

                                                Total Investments in
                                                Short-Term Securities--3.0%               44,619,000       44,619,000

Total Investments--98.3%                                                              $1,448,500,470    1,437,319,005
                                                                                      ==============
Other Assets Less Liabilities--1.7%                                                                        24,423,880
                                                                                                       --------------
Net Assets--100.0%                                                                                     $1,461,742,885
                                                                                                       ==============

  *Corresponding industry groups for foreign securities which are denominated in US dollars:
(1)Industrial Mining.
(2)Financial Institution.
(3)Government Entity; Guaranteed by Japan.
(4)Energy Company; not Guaranteed by Canada.
(5)Government Entity; Guaranteed by the Province.
(6)Government Entity.
(7)Industrial; Metals.
(8)Transportation.
(9)Industrial.
 **Repurchase Agreements are fully collateralized by US Government
   Obligations.
 ++Subject to principal paydowns.

(a)Floating Rate Note.
(b)Restricted securities as to resale. The value of the Portfolio's investments in restricted securities was approximately $28,833,000, representing 2.0% of net assets.

                                          Acquisition                           Value
         Issue                              Date(s)              Cost         (Note 1a)

   Bangkok Metropolitan Bank Public
     Company Limited,7.25% due 9/15/2005   9/29/1995        $  8,799,674    $  8,565,495
   Electronic Data Systems Corp.,
     6.85% due 5/15/2000                   5/19/1995           1,998,420       2,009,004
   Petroliam Nasional BHD,
     6.875% due 7/01/2003                  8/07/1995          11,929,530      11,827,080
   Telekom Malaysia BHD,
     7.125% due 8/01/2005            10/06/1995--11/22/1995    6,668,405       6,431,295

   Total                                                     $29,396,029     $28,832,874
                                                             ===========     ===========

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS
                  S&P  Moody's       Face                                                                    Value
Industries       Rating Rating      Amount                      Issue                      Cost            (Note 1a)

Bonds & Notes                                                                            Intermediate Term Portfolio
US Government                                   United States Treasury
Obligations--4.7%                               Bonds & Notes:
                   AAA    Aaa     $ 5,000,000      6% due 8/15/1999                   $    4,982,813   $    4,964,850
                   AAA    Aaa       6,000,000      7.75% due 12/31/1999                    6,271,875        6,245,640
                   AAA    Aaa       2,000,000      6.25% due 8/31/2000                     2,000,781        1,988,740
                   AAA    Aaa       1,000,000      8% due 5/15/2001                        1,070,000        1,060,940
                   AAA    Aaa       1,000,000      7.50% due 5/15/2002                     1,053,750        1,047,030
                   AAA    Aaa       3,000,000      6.375% due 8/15/2002                    3,003,750        2,979,360
                   AAA    Aaa       4,000,000      7% due 7/15/2006                        4,051,953        4,083,120
                                                                                      --------------   --------------
                                                                                          22,434,922       22,369,680

Asset-Backed       AAA    Aaa       2,000,000   Banc One, Master Trust
Securities++--0.4%                                 (Series B), 7.55% due
                                                   12/15/1999                              2,037,109        2,029,360

Banking--17.3%     A-     A2        3,500,000   Bank of New York Company, Inc.
                                                   (The), 7.875% due 11/15/2002            3,873,450        3,627,820
                                                BankAmerica Corp.:
                   A+     A1        5,000,000      6.65% due 5/01/2001                     4,997,250        4,965,850
                   A      A2        4,000,000      7.50% due 10/15/2002                    4,268,880        4,083,320
                   A+     A1        3,000,000      7.125% due 5/12/2005                    2,956,500        2,959,980
                   A+     A1        2,000,000   Citicorp, 8.80% due 2/01/2000              2,000,000        2,018,420
                   A+     A1        4,000,000   Fifth Third Bank, 6.75% due
                                                   7/15/2005                               3,973,600        3,852,320
                   A      A2        9,000,000   First Chicago Corp., 9% due
                                                   6/15/1999                               9,548,820        9,457,560
                   A-     A3        4,000,000   Golden West Financial Corp.,
                                                   9.15% due 5/23/1998                     4,542,960        4,161,720
                   A-     A3        6,000,000   Mellon Financial, 6.875% due
                                                   3/01/2003                               5,483,220        5,914,260
                                                Nationsbank Corp.:
                   A      A2       11,500,000      6.65% due 4/09/2002                    11,423,540       11,328,190
                   A      A2        6,000,000      6.50% due 8/15/2003                     5,706,180        5,767,980
                                                Norwest Corp.:
                   AA-    Aa3       7,000,000      6.25% due 4/15/1999                     6,977,040        6,952,260
                   A+     A1        1,000,000      6.625% due 3/15/2003                    1,003,060          967,950
                   A-     A3        2,500,000   US Bancorp, 6.75% due 10/15/2005           2,486,550        2,388,675
                   AA+    Aa2       5,000,000   Wachovia Corporation, 6% due
                                                   3/15/1999                               4,890,950        4,951,850
                   BBB    Baa1      9,000,000   Washington Mutual Inc., 7.25% due
                                                   8/15/2005                               8,930,520        8,839,530
                                                                                      --------------   --------------
                                                                                          83,062,520       82,237,685

Canadian                                        Province of Quebec (Canada) (3):
Provinces*--       A+     A2        9,000,000      7.50% due 7/15/2002                     9,486,070        9,207,270
3.1%               A+     A2        5,000,000      8.80% due 4/15/2003                     5,538,670        5,421,400
                                                                                      --------------   --------------
                                                                                          15,024,740       14,628,670

Federal            AAA    Aaa       2,500,000   Federal National Mortgage
Agencies--0.5%                                  Association, 7.85% due
                                                   9/10/2004                               2,496,484        2,533,975

Finance--21.0%                                  Advanta Corp.:
                   BBB-   Baa2     10,000,000      6.26% due 9/01/1997                     9,994,300        9,959,800
                   BBB-   Baa2     11,000,000      7% due 5/01/2001                       10,980,980       10,739,300
                   BBB    Baa2     11,580,000   Alex Brown Inc., 7.625% due
                                                   8/15/2005                              11,797,083       11,607,908
                   AA-    Aa3      10,000,000   Associates Corp. of North America,
                                                   7.375% due 8/01/2006                   10,122,100       10,078,600
                                                Bear Stearns Companies, Inc.:
                   A      A2        2,000,000      6.75% due 5/01/2001                     1,993,680        1,981,280
                   A      A2        3,000,000      8.75% due 3/15/2004                     3,224,430        3,239,430

SCHEDULE OF INVESTMENTS (continued)
                  S&P  Moody's       Face                                                                    Value
Industries       Rating Rating      Amount                      Issue                      Cost            (Note 1a)

Bonds & Notes (continued)                                                                Intermediate Term Portfolio
Finance                                         CIT Group Holdings, Inc.:
(concluded)        A+     Aa3     $ 4,000,000      7.625% due 12/05/1996              $    3,987,120   $    4,011,880
                   A+     Aa3       3,000,000      5.533% due 2/28/1997 (a)                2,998,020        2,999,760
                   BBB+   Baa2      4,000,000   Comdisco, Inc., 7.25% due
                                                   4/15/1998                               3,990,720        4,049,080
                   A      A2        6,250,000   Dean Witter, Discover & Co.,
                                                   6.75% due 8/15/2000                     6,226,438        6,234,312
                                                Finova Capital Corp.:
                   A-     Baa1      7,000,000      6.375% due 10/15/2000                   6,972,980        6,877,780
                   A-     Baa1      5,000,000      6.625% due 9/15/2001                    5,096,550        4,908,950
                   BBB+   A3        5,000,000   MBNA Corporation, 7.29% due
                                                   12/08/1997                              5,074,550        5,066,000
                   A+     A1        8,000,000   Morgan Stanley Group, Inc., 5.625%
                                                   due 3/01/1999                           7,983,520        7,836,240
                   BBB+   Baa1      4,000,000   PaineWebber Group, Inc., 8.875%
                                                   due 3/15/2005                           4,025,080        4,299,280
                                                Smith Barney Holdings Inc.:
                   A-     A2        3,000,000      6.50% due 10/15/2002                    2,986,120        2,907,240
                   A-     A2        1,000,000      6.875% due 6/15/2005                      992,930          964,440
                   A+     A1        2,000,000   The Travelers Corp., 9.50% due
                                                   3/01/2002                               2,168,400        2,223,440
                                                                                      --------------   --------------
                                                                                         100,615,001       99,984,720

Industrial--       AA-    A1        5,481,000   Anheuser-Busch Cos., Inc., 8.75%
Consumer                                           due 12/01/1999                          6,189,909        5,804,105
Goods--5.1%                                     Nabisco, Inc.:
                   BBB    Baa2      5,000,000      6.70% due 6/15/2002                     4,997,050        4,884,200
                   BBB    Baa2      3,000,000      6.85% due 6/15/2005                     2,994,300        2,873,790
                   A      A1        4,000,000   PepsiCo., Inc., 6.125% due 1/15/1998       3,972,240        3,988,880
                   A      A2        3,500,000   Philip Morris Cos., Inc., 9% due
                                                   1/01/2001                               3,576,195        3,738,420
                   BBB-   Baa3      3,000,000   RJR Nabisco Holding Corp., 8.75%
                                                   due 4/15/2004                           2,911,320        2,962,710
                                                                                      --------------   --------------
                                                                                          24,641,014       24,252,105

Industrial--                                    Texaco Capital Inc.:
Energy--0.9%       A+     A1        2,000,000      6.875% due 7/15/1999                    1,996,120        2,006,460
                   A+     A1        2,000,000      9% due 12/15/1999                       2,342,460        2,135,140
                                                                                      --------------   --------------
                                                                                           4,338,580        4,141,600

Industrial--       BBB    Baa2      4,000,000   Applied Materials Inc., 6.65% due
Manufacturing--                                    9/05/2000                               4,000,000        3,965,640
10.2%              A+     A1        5,000,000   Ford Motor Credit Co., 7.75% due
                                                   3/15/2005                               4,995,450        5,116,050
                                                General Motors Acceptance Corp.:
                   A-     A3        6,000,000      6.70% due 4/18/1997                     6,090,180        6,026,280
                   A-     A3        2,000,000      7.60% due 1/20/1998                     1,957,400        2,035,580
                   A-     A3        5,000,000      7.125% due 5/11/1998                    5,056,400        5,062,550
                   A-     A3        5,000,000      6.625% due 10/01/2002                   4,991,000        4,888,250
                   A-     A3        2,000,000      7.125% due 5/01/2003                    1,989,780        1,995,380
                   A-     A3        2,000,000   International Paper Company,
                                                   7% due 6/01/2001                        1,995,820        2,009,540
                                                Lockheed Martin Corp.:
                   BBB+   A3        1,000,000      6.625% due 6/15/1998                      999,870        1,003,430
                   BBB+   A3        2,500,000      6.55% due 5/15/1999                     2,498,800        2,496,400
                   BBB+   A3        5,000,000      6.85% due 5/15/2001                     4,995,950        4,995,200
                                                McDonnell Douglas Corporation:
                   A-     Baa2      4,000,000      8.625% due 4/01/1997                    4,142,720        4,053,600
                   A-     Baa2      5,000,000      6.30% due 10/20/1999                    5,029,550        4,838,100
                                                                                      --------------   --------------
                                                                                          48,742,920       48,486,000



SCHEDULE OF INVESTMENTS (continued)
                  S&P  Moody's       Face                                                                    Value
Industries       Rating Rating      Amount                      Issue                      Cost            (Note 1a)

Bonds & Notes (continued)                                                                Intermediate Term Portfolio
Industrial--       A+     A1      $ 3,000,000   Bass America, Inc., 6.625% due
Services--18.3%                                    3/01/2003                          $    2,825,520   $    2,912,010
                   A      A2        9,000,000   Carnival Cruise Lines, Inc.,
                                                   7.70% due 7/15/2004                     8,799,420        9,204,390
                   A-     A2        7,000,000   Columbia/HCA Healthcare Corp.,
                                                   6.87% due 9/15/2003                     7,043,300        6,948,060
                   A+     A1        3,500,000   Electronic Data Systems Corp.,
                                                   6.85% due 5/15/2000 (b)                 3,497,235        3,515,757
                   A+     A1        5,000,000   JC Penney & Co., 6.375% due
                                                   9/15/2000                               4,991,900        4,929,400
                   BBB-   Ba1      10,000,000   La Quinta Inns, Inc., 7.25% due
                                                   3/15/2004                               9,949,000        9,627,610
                   BBB    Baa3     14,500,000   News American Holdings, Inc., 8.50%
                                                   due 2/15/2005                          14,789,005       15,345,350
                                                Royal Caribbean Cruises Ltd.:
                   BBB-   Baa3      2,500,000      8.25% due 4/01/2005                     2,568,775        2,583,775
                   BBB-   Baa3      1,800,000      7.25% due 8/15/2006                     1,776,006        1,763,244
                                                Sears, Roebuck & Co.:
                   A-     A2        2,500,000      9.25% due 4/15/1998                     2,837,275        2,605,075
                   A-     A2        7,000,000      8.45% due 11/01/1998                    7,762,380        7,230,930
                   A-     A2        5,550,000   Sears Roebuck Acceptance Corp.,
                                                   6.22% due 3/25/1999                     5,478,183        5,508,319
                                                Service Corporation International:
                   BBB+   Baa1      1,000,000      6.75% due 6/01/2001                       996,940          987,501
                   BBB+   Baa1      1,500,000      7.20% due 6/01/2006                     1,495,455        1,466,865
                                                Time Warner Entertainment:
                   BBB-   Ba1       5,000,000      7.95% due 2/01/2000                     5,172,300        5,115,050
                   BBB-   Ba1       5,000,000      9.625% due 5/01/2002                    5,586,000        5,522,850
                   A      A2        2,000,000   Walt Disney Co., 6.375% due
                                                   3/30/2001                               2,000,000        1,969,100
                                                                                      --------------   --------------
                                                                                          87,568,694       87,235,286

Industrial--       BB+    Baa3      4,310,000   AMR Corporation, 9.50% due
Transportation--                                   7/15/1998                               4,606,528        4,508,993
3.4%               AA     A1        4,000,000   Boeing Co. (The), 6.35% due
                                                   6/15/2003                               3,599,960        3,861,840
                                                Southwest Airlines, Inc.:
                   A-     A3        6,500,000      9.40% due 7/01/2001                     7,564,180        7,019,025
                   A-     A3        1,000,000      8% due 3/01/2005                          994,610        1,031,610
                                                                                      --------------   --------------
                                                                                          16,765,278       16,421,468

Utilities--                                     GTE Corporation:
Communications--   BBB+   A3        1,000,000      9.375% due 12/01/2000                   1,090,310        1,088,900
2.4%               BBB+   A3        2,000,000      9.10% due 6/01/2003                     2,194,920        2,205,580
                   A      A2        6,000,000   MCI Communications Corporation,
                                                   6.95% due 8/15/2006                     5,980,200        5,896,500
                   AA     Aa3       2,200,000   Southwestern Bell Capital Corp.,
                                                   6.625% due 4/01/2005                    2,108,590        2,130,766
                                                                                      --------------   --------------
                                                                                          11,374,020       11,321,746

Utilities--        A-     A3        4,000,000   Pennsylvania Power & Light Co.,
Electric--0.8%                                     5.50% due 4/01/1998                     3,991,280        3,949,480

Utilities--        AA-    A1        2,000,000   Consolidated Natural Gas Co., 8.75%
Gas--0.4%                                          due 6/01/1999                           2,125,440        2,095,920

Yankee             BBB+   A3        5,000,000   Bangkok Metropolitan Bank Public
Corporates*--                                      Company Limited, 7.25% due
6.2%                                               9/15/2005 (8) (b)                       4,949,950        4,820,200
                   AA-    Aa3       4,000,000   CRA Finance Ltd., 6.50% due
                                                   12/01/2003 (8)                          4,006,020        3,832,160
                   A+     A1        2,000,000   Ford Capital B.V., 9.875% due
                                                   5/15/2002 (8)                           2,300,380        2,254,820
                                                Grand Metropolitan Investment
                                                Corp. (8):
                   A+     A2        3,000,000      6.50% due 9/15/1999                     3,040,120        2,978,670
                   A+     A2        3,000,000      8.625% due 8/15/2001                    3,069,700        3,216,870

SCHEDULE OF INVESTMENTS (concluded)
                  S&P  Moody's       Face                                                                    Value
Industries       Rating Rating      Amount                      Issue                      Cost            (Note 1a)

Bonds & Notes (concluded)                                                                Intermediate Term Portfolio
Yankee             A      A1      $ 1,000,000   Midland Bank PLC, 7.625% due
Corporates*                                        6/15/2006 (8)                       $     992,340   $    1,016,270
(concluded)        A+     A1        2,000,000   Petroliam Nasional BHD, 6.875%
                                                   due 7/01/2003 (7) (b)                   1,972,960        1,971,180
                   BBB+   A3        5,000,000   Philips Electronics N.V., 7.75%
                                                   due 4/15/2004 (7)                       5,430,750        5,103,150
                   A+     A1        1,000,000   Pohang Iron & Steel Co., 7.375%
                                                   due 5/15/2005 (6)                       1,018,160          989,250
                   A+     A1        3,500,000   Telekom Malaysia BHD, 7.125%
                                                   due 8/01/2005 (7) (b)                   3,595,295        3,463,005
                                                                                      --------------   --------------
                                                                                          30,375,675       29,645,575

Yankee             AA-    A1        3,000,000   Export-Import Bank of Korea, 6.375%
Sovereign*--                                       due 2/15/2006 (1)                       2,983,380        2,814,690
2.2%               AA-    A1        2,000,000   Korea Development Bank, 7.25%
                                                   due 5/15/2006 (2)                       1,957,240        1,993,640
                   AAA    Aaa       2,000,000   Metropolis of Tokyo (Japan), 8.70%
                                                   due 10/05/1999 (5)                      2,312,940        2,111,700
                   BBB    A3        1,500,000   People's Republic of China, 7.75%
                                                   due 7/05/2006 (1)                       1,475,865        1,505,760
                   A-     A3        2,000,000   State of Israel, 6.375% due
                                                   12/15/2005 (1)                          1,983,100        1,864,860
                                                                                      --------------   --------------
                                                                                          10,712,525       10,290,650
                                                Total Investments in Bonds &
                                                Notes--96.9%                             466,306,202      461,623,920

Short-Term Securities

Repurchase                          9,529,000   UBS Securities Funding, Inc.,
Agreements**--2.0%                              purchased on 9/30/1996 to yield
                                                   5.75% to 10/01/1996                     9,529,000        9,529,000

                                                Total Investments in
                                                Short-Term Securities--2.0%                9,529,000        9,529,000

Total Investments--98.9%                                                              $  475,835,202      471,152,920
                                                                                      ==============
Other Assets Less Liabilities--1.1%                                                                         5,447,012
                                                                                                       --------------
Net Assets--100.0%                                                                                     $  476,599,932
                                                                                                       ==============

  *Corresponding industry groups for foreign securities, which are denominated in US dollars:
(1)Government Entity.
(2)Financial Institution; Government-Owned & Guaranteed.
(3)Government Entity; Guaranteed by the Province.
(4)Industrial Mining.
(5)Government Entity; Guaranteed by Japan.
(6)Industrial; Metals.
(7)Industrial.
(8)Financial Institution.
 **Repurchase Agreements are fully collateralized by US Government
   Obligations.
 ++Subject to principal paydowns.


(a)Floating Rate Note.
(b)Restricted securities as to resale. The value of the Portfolio's investments in restricted securities was approximately $13,770,000, representing 2.9% of net assets.

                                         Acquisition                          Value
         Issue                             Date(s)             Cost         (Note 1a)
   Bangkok Metropolitan Bank
     Public Company Limited,
     7.25% due 9/15/2005           9/22/1995--9/29/1995   $  4,949,950   $  4,820,200
   Electronic Data Systems Corp.,
     6.85% due 5/15/2000                  5/19/1995          3,497,235      3,515,757
   Petroliam Nasional BHD,
     6.875% due 7/01/2003          7/14/1995--8/07/1995      1,972,960      1,971,180
   Telekom Malaysia BHD,
     7.125% due 8/01/2005         10/06/1995--11/22/1995     3,595,295      3,463,005

   Total                                                   $14,015,440    $13,770,142
                                                           ===========    ===========

Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.

FINANCIAL INFORMATION

Statements of Assets and Liabilities as of September 30, 1996
                                                                            High Income     Investment     Intermediate
                                                                             Portfolio   Grade Portfolio  Term Portfolio
Assets:             Investments, at value* (Note 1a)                      $5,710,820,345  $1,437,319,005  $  471,152,920
                    Cash                                                       1,553,815         407,420           1,873
                    Receivables:
                      Interest                                               107,581,606      26,107,005       8,594,863
                      Securities sold                                         63,713,835       2,501,953              --
                      Capital shares sold                                     20,211,893       4,743,968         761,814
                      Paydowns                                                    80,712              --              --
                      Loans                                                           --           1,989           1,874
                    Prepaid registration fees and other assets
                    (Note 1e)                                                    114,224          65,728          46,378
                                                                          --------------  --------------  --------------
                    Total assets                                           5,904,076,430   1,471,147,068     480,559,722
                                                                          --------------  --------------  --------------


Liabilities:        Payables:
                      Securities purchased                                    46,962,985       2,500,000              --
                      Dividends to shareholders (Note 1f)                     15,311,894       2,758,083         866,906
                      Distributor (Note 2)                                     2,643,810         463,564          88,988
                      Capital shares redeemed                                  7,377,540       2,555,686       2,606,318
                      Investment adviser (Note 2)                              1,784,478         397,985         130,664
                    Accrued expenses and other liabilities                     1,772,517         728,865         266,914
                                                                          --------------  --------------  --------------
                    Total liabilities                                         75,853,224       9,404,183       3,959,790
                                                                          --------------  --------------  --------------


Net Assets:         Net assets                                            $5,828,223,206  $1,461,742,885  $  476,599,932
                                                                          ==============  ==============  ==============


Net Assets          Class A Common Stock, $.10 par value++                $   11,945,721  $    5,453,973  $    1,919,796
Consist of:         Class B Common Stock, $.10 par value++++                  53,574,971       6,485,860       1,920,584
                    Class C Common Stock, $.10 par value++++++                 4,566,240         581,389          89,930
                    Class D Common Stock, $.10 par value++++++++               3,372,744         571,318         294,925
                    Paid-in capital in excess of par                       5,746,162,805   1,498,276,635     487,940,541
                    Accumulated distributions in excess of
                    investment income--net (Note 1f)                          (2,665,658)             --              --
                    Accumulated realized capital losses on
                    investments--net                                          (5,141,262)     (6,680,118)     (5,362,923)
                    Accumulated distributions in excess of realized
                    capital gains on investments--net (Note 1f)                       --     (31,764,707)     (5,520,639)
                    Unrealized appreciation (depreciation) on
                    investments--net                                          16,407,645     (11,181,465)     (4,682,282)
                                                                          --------------  --------------  --------------
                    Net assets                                            $5,828,223,206  $1,461,742,885  $  476,599,932
                                                                          ==============  ==============  ==============

Net Asset  Class A: Net assets                                            $  947,479,106  $  608,900,606  $  216,545,160
Value:                                                                    ==============  ==============  ==============
                    Shares outstanding                                       119,457,213      54,539,733      19,197,959
                                                                          ==============  ==============  ==============
                    Net asset value and redemption price per share        $         7.93  $        11.16  $        11.28
                                                                          ==============  ==============  ==============
           Class B: Net assets                                            $4,250,539,421  $  724,088,680  $  216,641,211
                                                                          ==============  ==============  ==============
                    Shares outstanding                                       535,749,707      64,858,598      19,205,835
                                                                          ==============  ==============  ==============
                    Net asset value and redemption price per share        $         7.93  $        11.16  $        11.28
                                                                          ==============  ==============  ==============
           Class C: Net assets                                            $  362,517,515  $   64,931,023  $   10,144,279
                                                                          ==============  ==============  ==============
                    Shares outstanding                                        45,662,400       5,813,886         899,296
                                                                          ==============  ==============  ==============
                    Net asset value and redemption price per share        $         7.94  $        11.17  $        11.28
                                                                          ==============  ==============  ==============
           Class D: Net assets                                            $  267,687,164  $   63,822,576  $   33,269,282
                                                                          ==============  ==============  ==============
                    Shares outstanding                                        33,727,435       5,713,177       2,949,249
                                                                          ==============  ==============  ==============
                    Net asset value and redemption price per share        $         7.94  $        11.17  $        11.28
                                                                          ==============  ==============  ==============

                   *Identified cost                                       $5,694,412,700  $1,448,500,470  $  475,835,202
                                                                          ==============  ==============  ==============
                  ++Authorized shares--Class A                               400,000,000     250,000,000     100,000,000
                                                                          ==============  ==============  ==============
                ++++Authorized shares--Class B                             1,000,000,000     250,000,000      50,000,000
                                                                          ==============  ==============  ==============
              ++++++Authorized shares--Class C                               200,000,000     100,000,000      50,000,000
                                                                          ==============  ==============  ==============
            ++++++++Authorized shares--Class D                               500,000,000     100,000,000      50,000,000
                                                                          ==============  ==============  ==============


                    See Notes to Financial Statements.

Statements of Operations for the Year Ended September 30, 1996
                                                                               High         Investment     Intermediate
                                                                              Income          Grade            Term
                                                                             Portfolio      Portfolio        Portfolio
Investment          Interest and discount earned                          $  494,568,206  $   96,053,974  $   33,808,458
Income              Dividends                                                 10,274,484              --              --
(Note 1d):          Loaned securities                                                 --         264,364         104,466
                    Other                                                      4,272,092              --              --
                                                                          --------------  --------------  --------------
                    Total income                                             509,114,782      96,318,338      33,912,924
                                                                          --------------  --------------  --------------


Expenses:           Account maintenance and distribution
                    fees--Class B (Note 2)                                    27,772,529       5,197,514       1,111,276
                    Investment advisory fees (Note 2)                         20,696,123       4,816,371       1,743,030
                    Transfer agent fees--Class B (Note 2)                      2,995,870       1,142,543         449,465
                    Account maintenance and distribution
                    fees--Class C (Note 2)                                     1,973,424         386,450          46,132
                    Transfer agent fees--Class A (Note 2)                        612,406         813,512         402,094
                    Registration fees (Note 1e)                                  707,091         257,891          87,772
                    Accounting services (Note 2)                                 443,142         115,335          47,858
                    Account maintenance fees--Class D (Note 2)                   446,161         108,621          25,451
                    Printing and shareholder reports                             399,622         114,864          49,641
                    Transfer agent fees--Class C (Note 2)                        207,462          83,877          21,447
                    Custodian fees                                               143,526          84,160          45,760
                    Transfer agent fees--Class D (Note 2)                        120,879          65,941          48,645
                    Professional fees                                            102,613          30,090          13,140
                    Directors' fees and expenses                                  34,362           9,508           3,282
                    Pricing fees (Note 2)                                         19,921          11,990           6,748
                    Other                                                         57,976          14,481           6,958
                                                                          --------------  --------------  --------------
                    Total expenses                                            56,733,107      13,253,148       4,108,699
                                                                          --------------  --------------  --------------
                    Investment income--net                                   452,381,675      83,065,190      29,804,225
                                                                          --------------  --------------  --------------


Realized &          Realized gain on investments--net                         31,483,874       1,240,458       3,880,395
Unrealized Gain     Change in unrealized appreciation/depreciation
(Loss) on           on investments--net                                       65,146,802     (44,461,678)    (13,083,867)
Investments--Net                                                          --------------  --------------  --------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from
                    Operations                                            $  549,012,351  $   39,843,970  $   20,600,753
                                                                          ==============  ==============  ==============


                    See Notes to Financial Statements.

Statements of Changes in Net Assets                                                                High Income Portfolio
                                                                                         For the Year Ended September 30,
Increase (Decrease) in Net Assets:                                                            1996             1995
Operations:         Investment income--net                                               $  452,381,675   $  360,156,487
                    Realized gain (loss) on investments--net                                 31,483,874      (21,583,485)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         65,146,802      103,640,401
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    549,012,351      442,213,403
                                                                                         --------------   --------------


Dividends &         Investment income--net:
Distributions to      Class A                                                               (87,755,895)     (92,450,302)
Shareholders          Class B                                                              (329,093,983)    (259,162,896)
(Note 1f):            Class C                                                               (21,699,154)      (4,442,179)
                      Class D                                                               (16,708,496)      (4,101,110)
                    In excess of investment income--net:
                      Class A                                                                  (505,842)              --
                      Class B                                                                (1,896,961)              --
                      Class C                                                                  (125,078)              --
                      Class D                                                                   (96,311)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (457,881,720)    (360,156,487)
                                                                                         --------------   --------------


Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                          1,376,309,947    1,054,930,541
(Note 4):                                                                                --------------   --------------


Net Assets:         Total increase in net assets                                          1,467,440,578    1,136,987,457
                    Beginning of year                                                     4,360,782,628    3,223,795,171
                                                                                         --------------   --------------
                    End of year*                                                         $5,828,223,206   $4,360,782,628
                                                                                         ==============   ==============

                   *Undistributed (accumulated) investment income
                    (loss)--net (Note 1g)                                                $   (2,665,658)   $   2,875,853
                                                                                         ==============   ==============

Statements of Changes in Net Assets (continued)                                               Investment Grade Portfolio
                                                                                         For the Year Ended September 30,
Increase (Decrease) in Net Assets:                                                            1996             1995
Operations:         Investment income--net                                               $   83,065,190   $   63,342,700
                    Realized gain (loss) on investments--net                                  1,240,458       (6,680,118)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (44,461,678)      69,854,981
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     39,843,970      126,517,563
                                                                                         --------------   --------------


Dividends to        Investment income--net:
Shareholders          Class A                                                               (36,619,895)     (28,557,399)
(Note 1f):            Class B                                                               (40,835,373)     (33,602,341)
                      Class C                                                                (2,822,765)        (458,421)
                      Class D                                                                (2,787,157)        (724,539)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (83,065,190)     (63,342,700)
                                                                                         --------------   --------------


Capital Share       Net increase in net assets derived from capital share                   350,127,963      241,816,022
Transactions        transactions                                                         --------------   --------------
(Note 4):


Net Assets:         Total increase in net assets                                            306,906,743      304,990,885
                    Beginning of year                                                     1,154,836,142      849,845,257
                                                                                         --------------   --------------
                    End of year                                                          $1,461,742,885   $1,154,836,142
                                                                                         ==============   ==============


                    See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)                                              Intermediate Term Portfolio
                                                                                         For the Year Ended September 30,
Increase (Decrease) in Net Assets:                                                            1996             1995
Operations:         Investment income--net                                               $   29,804,225   $   22,585,754
                    Realized gain (loss) on investments--net                                  3,880,395       (5,362,923)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (13,083,867)      22,789,142
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     20,600,753       40,011,973
                                                                                         --------------   --------------


Dividends to        Investment income--net:
Shareholders          Class A                                                               (14,523,748)     (12,207,578)
(Note 1f):            Class B                                                               (13,124,698)      (9,963,391)
                      Class C                                                                  (542,378)         (58,841)
                      Class D                                                                (1,613,401)        (355,944)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (29,804,225)     (22,585,754)
                                                                                         --------------   --------------


Capital Share       Net increase in net assets derived from capital share                    32,787,882      124,155,845
Transactions        transactions                                                         --------------   --------------
(Note 4):


Net Assets:         Total increase in net assets                                             23,584,410      141,582,064
                    Beginning of year                                                       453,015,522      311,433,458
                                                                                         --------------   --------------
                    End of year                                                          $  476,599,932   $  453,015,522
                                                                                         ==============   ==============


                    See Notes to Financial Statements.

Financial Highlights                                                                               High Income Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class A
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                           1996++      1995        1994       1993        1992
Per Share           Net asset value, beginning of year        $     7.80  $     7.66  $     8.13 $     7.84   $     7.02
Operating                                                     ----------  ----------  ---------- ----------   ----------
Performance:        Investment income--net                           .75         .81         .75        .79          .87
                    Realized and unrealized gain (loss)
                    on investments--net                              .14         .14        (.47)       .29          .82
                                                              ----------  ----------  ---------- ----------   ----------
                    Total from investment operations                 .89         .95         .28       1.08         1.69
                                                              ----------  ----------  ---------- ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                        (.76)       (.81)       (.75)      (.79)        (.87)
                      In excess of investment income--net             --**        --          --         --           --
                                                              ----------  ----------  ---------- ----------   ----------
                    Total dividends and distributions               (.76)       (.81)       (.75)      (.79)        (.87)
                                                              ----------  ----------  ---------- ----------   ----------
                    Net asset value, end of year              $     7.93  $     7.80  $     7.66 $     8.13   $     7.84
                                                              ==========  ==========  ========== ==========   ==========


Total Investment    Based on net asset value per share            11.95%      13.27%       3.42%     14.35%       25.22%
Return:*                                                      ==========  ==========  ========== ==========   ==========


Ratios to Average   Expenses                                        .51%        .55%        .53%       .55%         .59%
Net Assets:                                                   ==========  ==========  ========== ==========   ==========
                    Investment income--net                         9.57%      10.70%       9.27%      9.78%       11.44%
                                                              ==========  ==========  ========== ==========   ==========


Supplemental        Net assets, end of year (in thousands)    $  947,479  $  902,321  $  876,573 $  886,784   $  683,801
Data:                                                         ==========  ==========  ========== ==========   ==========
                    Portfolio turnover                            32.44%      24.58%      32.52%     34.85%       40.52%
                                                              ==========  ==========  ========== ==========   ==========

                  ++Based on average shares outstanding during the  period.
                   *Total investment returns exclude the effect of sales loads.
                  **Amount is less than $.01 per share.

                    See Notes to Financial Statements.

Financial Highlights                                                                               High Income Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class B
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                        1996++++       1995        1994       1993        1992
Per Share           Net asset value, beginning of year        $     7.80  $     7.66  $     8.13 $     7.85   $     7.02
Operating                                                     ----------  ----------  ---------- ----------   ----------
Performance:        Investment income--net                           .69         .75         .69        .72          .81
                    Realized and unrealized gain (loss)
                    on investments--net                              .15         .14        (.47)       .28          .83
                                                              ----------  ----------  ---------- ----------   ----------
                    Total from investment operations                 .84         .89         .22       1.00         1.64
                                                              ----------  ----------  ---------- ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                        (.71)       (.75)       (.69)      (.72)        (.81)
                      In excess of investment income--net             --+++++     --          --         --           --
                                                              ----------  ----------  ---------- ----------   ----------
                    Total dividends and distributions               (.71)       (.75)       (.69)      (.72)        (.81)
                                                              ----------  ----------  ---------- ----------   ----------
                    Net asset value, end of year              $     7.93  $     7.80  $     7.66 $     8.13   $     7.85
                                                              ==========  ==========  ========== ==========   ==========


Total Investment    Based on net asset value per share            11.11%      12.41%       2.66%     13.35%       24.44%
Return:**                                                     ==========  ==========  ========== ==========   ==========



Ratios to Average   Expenses                                       1.28%       1.32%       1.29%      1.31%        1.35%
Net Assets:                                                   ==========  ==========  ========== ==========   ==========
                    Investment income--net                         8.80%       9.81%       8.53%      8.94%       10.42%
                                                              ==========  ==========  ========== ==========   ==========


Supplemental        Net assets, end of year (in thousands)    $4,250,539  $3,220,767  $2,347,223 $1,823,275   $  847,354
Data:                                                         ==========  ==========  ========== ==========   ==========
                    Portfolio turnover                            32.44%      24.58%      32.52%     34.85%       40.52%
                                                              ==========  ==========  ========== ==========   ==========


                                                                                   Class C                 Class D
                                                                                         For the                For the
                                                                             For the     Period     For the     Period
The following per share data and ratios have been derived                     Year       Oct. 21,     Year      Oct. 21,
from information provided in the financial statements.                       Ended      1994++ to    Ended     1994++ to
                                                                            Sept. 30,   Sept. 30,   Sept. 30,  Sept. 30,
Increase (Decrease) in Net Asset Value:                                      1996++++     1995      1996++++      1995
Per Share           Net asset value, beginning of period                    $     7.81 $     7.59 $     7.80  $     7.59
Operating                                                                   ---------- ---------- ----------  ----------
Performance:        Investment income--net                                         .68        .71        .72         .75
                    Realized and unrealized gain on investments--net               .15        .22        .16         .21
                                                                            ---------- ---------- ----------  ----------
                    Total from investment operations                               .83        .93        .88         .96
                                                                            ---------- ---------- ----------  ----------
                    Less dividends and distributions:
                      Investment income--net                                      (.70)      (.71)      (.74)       (.75)
                      In excess of investment income--net                           --+++++    --         --+++++     --
                                                                            ---------- ---------- ----------  ----------
                    Total dividends and distributions                             (.70)      (.71)      (.74)       (.75)
                                                                            ========== ========== ==========  ==========
                    Net asset value, end of period                          $     7.94 $     7.81 $     7.94  $     7.80
                                                                            ========== ========== ==========  ==========


Total Investment    Based on net asset value per share                          11.05%     12.92%+++  11.82%      13.37%+++
Return:**                                                                   ========== ========== ==========  ==========


Ratios to Average   Expenses                                                     1.33%      1.38%*      .76%        .81%*
Net Assets:                                                                 ========== ========== ==========  ==========
                    Investment income--net                                       8.73%      9.06%*     9.30%       9.70%*
                                                                            ========== ========== ==========  ==========


Supplemental        Net assets, end of period (in thousands)                $  362,518 $  135,019 $  267,687  $  102,676
Data:                                                                       ========== ========== ==========  ==========
                    Portfolio turnover                                          32.44%     24.58%     32.44%      24.58%
                                                                            ========== ========== ==========  ==========

                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.

Financial Highlights (continued)                                                              Investment Grade Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class A
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                           1996        1995        1994       1993        1992
Per Share           Net asset value, beginning of year        $    11.51  $    10.77  $    12.81 $    12.30   $    11.59
Operating                                                     ----------  ----------  ---------- ----------   ----------
Performance:        Investment income--net                           .76         .80         .75        .81          .88
                    Realized and unrealized gain (loss)
                    on investments--net                             (.35)        .74       (1.49)       .67          .71
                                                              ----------  ----------  ---------- ----------   ----------
                    Total from investment operations                 .41        1.54        (.74)      1.48         1.59
                                                              ----------  ----------  ---------- ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                        (.76)       (.80)       (.75)      (.81)        (.88)
                      Realized gain on investments--net               --          --        (.10)      (.16)          --
                      In excess of realized gain on
                      investments--net                                --          --        (.45)        --           --
                                                              ----------  ----------  ---------- ----------   ----------
                    Total dividends and distributions               (.76)       (.80)      (1.30)      (.97)        (.88)
                                                              ----------  ----------  ---------- ----------   ----------
                    Net asset value, end of year              $    11.16  $    11.51  $    10.77 $    12.81   $    12.30
                                                              ==========  ==========  ========== ==========   ==========


Total Investment    Based on net asset value per share             3.60%      14.93%      (6.03%)    12.76%       14.30%
Return:*                                                      ==========  ==========  ========== ==========   ==========


Ratios to Average   Expenses                                        .56%        .58%        .53%       .56%         .58%
Net Assets:                                                   ==========  ==========  ========== ==========   ==========
                    Investment income--net                         6.64%       7.30%       6.61%      6.94%        7.43%
                                                              ==========  ==========  ========== ==========   ==========


Supplemental        Net assets, end of year (in thousands)    $  608,901  $  472,388  $  366,792 $  407,625   $  362,139
Data:                                                         ==========  ==========  ========== ==========   ==========
                    Portfolio turnover                            88.53%     108.07%     159.05%    121.34%       65.43%
                                                              ==========  ==========  ========== ==========   ==========

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class B
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                           1996        1995        1994       1993        1992
Per Share           Net asset value, beginning of year        $    11.51  $    10.77  $    12.81 $    12.30   $    11.59
Operating                                                     ----------  ----------  ---------- ----------   ----------
Performance:        Investment income--net                           .67         .72         .66        .72          .79
                    Realized and unrealized gain (loss)
                    on investments--net                             (.35)        .74       (1.49)       .67          .71
                                                              ----------  ----------  ---------- ----------   ----------
                    Total from investment operations                 .32        1.46        (.83)      1.39         1.50
                                                              ----------  ----------  ---------- ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                        (.67)       (.72)       (.66)      (.72)        (.79)
                      Realized gain on investments--net               --          --        (.10)      (.16)          --
                      In excess of realized gain on
                      investments--net                                --          --        (.45)        --           --
                                                              ----------  ----------  ---------- ----------   ----------
                    Total dividends and distributions               (.67)       (.72)      (1.21)      (.88)        (.79)
                                                              ----------  ----------  ---------- ----------   ----------
                    Net asset value, end of year              $    11.16  $    11.51  $    10.77 $    12.81   $    12.30
                                                              ==========  ==========  ========== ==========   ==========


Total Investment    Based on net asset value per share             2.81%      14.04%      (6.73%)    11.91%       13.44%
Return:*                                                      ==========  ==========  ========== ==========   ==========


Ratios to Average   Expenses                                       1.32%       1.35%       1.29%      1.29%        1.34%
Net Assets:                                                   ==========  ==========  ========== ==========   ==========
                    Investment income--net                         5.88%       6.52%       5.85%      5.80%        6.65%
                                                              ==========  ==========  ========== ==========   ==========


Supplemental        Net assets, end of year (in thousands)    $  724,089  $  631,517  $  483,053 $  515,402   $  325,706
Data:                                                         ==========  ==========  ========== ==========   ==========
                    Portfolio turnover                            88.53%     108.07%     159.05%    121.34%       65.43%
                                                              ==========  ==========  ========== ==========   ==========

                   *Total investment returns exclude the effect of sales loads.

                    See Notes to Financial Statements.

Financial Highlights (continued)                                                              Investment Grade Portfolio

                                                                                   Class C                 Class D
                                                                                         For the                For the
                                                                             For the     Period     For the     Period
The following per share data and ratios have been derived                     Year       Oct. 21,     Year      Oct. 21,
from information provided in the financial statements.                       Ended      1994++ to    Ended     1994++ to
                                                                            Sept. 30,   Sept. 30,   Sept. 30,  Sept. 30,
Increase (Decrease) in Net Asset Value:                                       1996        1995       1996        1995
Per Share           Net asset value, beginning of period                    $    11.51 $    10.67 $    11.51  $    10.67
Operating                                                                   ---------- ---------- ----------  ----------
Performance:        Investment income--net                                         .66        .67        .73         .73
                    Realized and unrealized gain (loss) on
                    investments--net                                              (.34)       .84       (.34)        .84
                                                                            ---------- ---------- ----------  ----------
                    Total from investment operations                               .32       1.51        .39        1.57
                                                                            ---------- ---------- ----------  ----------
                    Less dividends from investment income--net                    (.66)      (.67)      (.73)       (.73)
                                                                            ---------- ---------- ----------  ----------
                    Net asset value, end of period                          $    11.17 $    11.51 $    11.17  $    11.51
                                                                            ========== ========== ==========  ==========


Total Investment    Based on net asset value per share                           2.85%     14.60%+++   3.43%      15.22%+++
Return:**                                                                   ========== ========== ==========  ==========


Ratios to Average   Expenses                                                     1.38%      1.40%*      .81%        .83%*
Net Assets:                                                                 ========== ========== ==========  ==========
                    Investment income--net                                       5.83%      6.27%*     6.40%       6.91%*
                                                                            ========== ========== ==========  ==========


Supplemental        Net assets, end of period (in thousands)                $   64,931 $   25,778 $   63,822  $   25,153
Data:                                                                       ========== ========== ==========  ==========
                    Portfolio turnover                                          88.53%    108.07%     88.53%     108.07%
                                                                            ========== ========== ==========  ==========

Financial Highlights (continued)                                                             Intermediate Term Portfolio


The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class A
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                           1996        1995        1994       1993        1992
Per Share           Net asset value, beginning of year        $    11.50  $    10.90  $    12.44 $    12.03   $    11.41
Operating                                                     ----------  ----------  ---------- ----------   ----------
Performance:        Investment income--net                           .73         .79         .75        .76          .88
                    Realized and unrealized gain (loss) on
                    investments--net                                (.22)        .60       (1.26)       .55          .62
                                                              ----------  ----------  ---------- ----------   ----------
                    Total from investment operations                 .51        1.39        (.51)      1.31         1.50
                                                              ----------  ----------  ---------- ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                        (.73)       (.79)       (.75)      (.76)        (.88)
                      Realized gain on investments--net               --          --          --       (.14)          --
                      In excess of realized gain on
                      investments--net                                --          --        (.28)        --           --
                                                              ----------  ----------  ---------- ----------   ----------
                    Total dividends and distributions               (.73)       (.79)      (1.03)      (.90)        (.88)
                                                              ----------  ----------  ---------- ----------   ----------
                    Net asset value, end of year              $    11.28  $    11.50  $    10.90 $    12.44   $    12.03
                                                              ==========  ==========  ========== ==========   ==========


Total Investment    Based on net asset value per share             4.56%      13.33%      (4.25%)    11.39%       13.71%
Return:**                                                     ==========  ==========  ========== ==========   ==========


Ratios to Average   Expenses                                        .59%        .59%        .53%       .58%         .62%
Net Assets:                                                   ==========  ==========  ========== ==========   ==========
                    Investment income--net                         6.41%       7.14%       6.48%      6.42%        7.54%
                                                              ==========  ==========  ========== ==========   ==========


Supplemental        Net assets, end of year (in thousands)    $  216,545  $  217,714  $  170,222 $  193,505   $  154,333
Data:                                                         ==========  ==========  ========== ==========   ==========
                    Portfolio turnover                            96.40%     142.84%     155.42%    180.52%       95.33%
                                                              ==========  ==========  ========== ==========   ==========

                  ++Commencement of Operations.
                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (continued)
Financial Highlights (continued)                                                             Intermediate Term Portfolio


                                                                                             Class B
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Nov. 13,
from information provided in the financial statements.                                                         1992++ to
                                                                            For the Year Ended September 30,   Sept. 30,
Increase (Decrease) in Net Asset Value:                                        1996      1995          1994       1993
Per Share           Net asset value, beginning of period                    $    11.50 $    10.90 $    12.44  $    11.68
Operating                                                                   ---------- ---------- ----------  ----------
Performance:        Investment income--net                                         .67        .74        .69         .61
                    Realized and unrealized gain (loss) on
                    investments--net                                              (.22)       .60      (1.26)        .90
                                                                            ---------- ---------- ----------  ----------
                    Total from investment operations                               .45       1.34       (.57)       1.51
                                                                            ---------- ---------- ----------  ----------
                    Less dividends and distributions:
                      Investment income--net                                      (.67)      (.74)      (.69)       (.61)
                      Realized gain on investments--net                             --         --         --        (.14)
                      In excess of realized gain on investments--net                --         --       (.28)         --
                                                                            ---------- ---------- ----------  ----------
                    Total dividends and distributions                             (.67)      (.74)      (.97)       (.75)
                                                                            ---------- ---------- ----------  ----------
                    Net asset value, end of period                          $    11.28 $    11.50 $    10.90  $    12.44
                                                                            ========== ========== ==========  ==========


Total Investment    Based on net asset value per share                           4.02%     12.73%     (4.72%)     13.30%+++
Return:**                                                                   ========== ========== ==========  ==========


Ratios to Average   Expenses                                                     1.11%      1.11%      1.04%       1.07%*
Net Assets:                                                                 ========== ========== ==========  ==========
                    Investment income--net                                       5.89%      6.61%      5.98%       5.61%*
                                                                            ========== ========== ==========  ==========


Supplemental        Net assets, end of period (in thousands)                $  216,641 $  212,146 $  141,212  $  134,122
Data:                                                                       ========== ========== ==========  ==========
                    Portfolio turnover                                          96.40%    142.84%    155.42%     180.52%
                                                                            ========== ========== ==========  ==========

                  ++Commencement of Operations.
                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)
Financial Highlights (concluded)                                                             Intermediate Term Portfolio


                                                                                   Class C                 Class D
                                                                                         For the                For the
                                                                             For the     Period     For the     Period
The following per share data and ratios have been derived                     Year       Oct. 21,     Year      Oct. 21,
from information provided in the financial statements.                       Ended      1994++ to    Ended     1994++ to
                                                                            Sept. 30,   Sept. 30,   Sept. 30,  Sept. 30,
Increase (Decrease) in Net Asset Value:                                        1996      1995        1996        1995
Per Share           Net asset value, beginning of period                    $    11.50 $    10.81 $    11.50  $    10.81
Operating                                                                   ---------- ---------- ----------  ----------
Performance:        Investment income--net                                         .67        .70        .72         .74
                    Realized and unrealized gain (loss) on
                    investments--net                                              (.22)       .69       (.22)        .69
                                                                            ---------- ---------- ----------  ----------
                    Total from investment operations                               .45       1.39        .50        1.43
                                                                            ---------- ---------- ----------  ----------
                    Less dividends from investment income--net                    (.67)      (.70)      (.72)       (.74)
                                                                            ---------- ---------- ----------  ----------
                    Net asset value, end of period                          $    11.28 $    11.50 $    11.28  $    11.50
                                                                            ========== ========== ==========  ==========


Total Investment    Based on net asset value per share                           3.99%     13.25%+++   4.46%      13.65%+++
Return:**                                                                   ========== ========== ==========  ==========


Ratios to Average   Expenses                                                     1.15%      1.14%*      .71%        .70%*
Net Assets:                                                                 ========== ========== ==========  ==========
                    Investment income--net                                       5.86%      6.24%*     6.32%       6.81%*
                                                                            ========== ========== ==========  ==========


Supplemental        Net assets, end of period (in thousands)                $   10,144 $    6,806 $   33,270  $   16,349
Data:                                                                       ========== ========== ==========  ==========
                    Portfolio turnover                                          96.40%    142.84%     96.40%     142.84%
                                                                            ========== ========== ==========  ==========

                  ++Commencement of Operations.
                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of three separate portfolios: the High Income Portfolio, the Investment Grade Portfolio and the Intermediate Term Portfolio. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the most recent bid prices (in the case of the Investment Grade and Intermediate Term Portfolios) or at the mean of the most recent bid and ask prices (in the case of the High Income Portfolio) as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and last bid price for options purchased. Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received) Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $41,466 on the High Income Portfolio have been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.



Aggregate of Average                     Rate of Advisory Fee
Daily Net Assets of                High      Investment    Intermediate
The Three Combined                Income       Grade          Term
Portfolios                       Portfolio    Portfolio     Portfolio

Not exceeding $250 million         0.55%        0.50%         0.50%

In excess of $250 million but
not more than $500 million         0.50%        0.45%         0.45%

In excess of $500 million but
not more than $750 million         0.45%        0.40%         0.40%

In excess of $750 million          0.40%        0.35%         0.35%



Pursuant to the distribution plans (the "Distribution Plan") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account                     Distribution
                              Maintenance Fees                    Fees

                       Class B    Class C     Class D      Class B    Class C
High Income
Portfolio                0.25%     0.25%       0.25%        0.50%     0.55%

Investment
Grade Portfolio          0.25%     0.25%       0.25%        0.50%     0.55%

Intermediate
Term Portfolio           0.25%     0.25%       0.10%        0.25%     0.25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                    MLFD                    MLPF&S
Portfolio                   Class A    Class D      Class A      Class D

High Income                 $46,008   $159,008      $428,269   $1,536,552
Investment Grade              9,077     21,853        87,256      186,693
Intermediate Term               802      2,646        10,768       28,889

For the year ended September 30, 1996, MLPF&S received contingent deferred sales charges of $6,208,136 relating to transactions in Class B Shares, amounting to $4,772,201, $1,143,774, and $292,161 in the High Income, Investment Grade, and Intermediate Term Portfolios, respectively, $242,898 relating to transactions in Class C Shares, amounting to $200,924, $35,555 and $6,419 in the High Income, Investment Grade, and Intermediate Term Portfolios, respectively and $51,319 relating to transactions subject to front-end sales charge waivers in Class D Shares, amounting to $27,054, $22,295, and $1,970 in the High Income, Investment Grade, and Intermediate Term Portfolios, respectively. In addition, MLPF&S received $58,500 in commissions on the execution of security transactions, for the High Income Portfolio for the year ended September 30, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended September 30, 1996, the Fund paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $31,336 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFD, MLFDS and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1996 were as follows:



                              High         Investment        Intermediate
                             Income          Grade               Term
                           Portfolio       Portfolio          Portfolio

Purchases               $2,620,285,720   $1,476,525,727      $504,005,990
                        ==============   ==============      ============
Sales                   $1,492,933,779   $1,077,698,245      $434,623,613
                        ==============   ==============      ============


Net realized and unrealized gains (losses) as of September 30, 1996 were as follows:



                                     Realized     Unrealized
High Income Portfolio             Gains (Losses)    Gains

Long-term investments           $  31,593,051  $  16,407,645
Short-term investments               (109,177)            --
                                -------------  -------------
Total                           $  31,483,874  $  16,407,645
                                =============  =============



                                     Realized     Unrealized
Investment Grade Portfolio            Gains         Losses

Long-term investments           $   1,240,458  $ (11,181,465)
                                -------------  -------------
Total                           $   1,240,458  $ (11,181,465)
                                =============  =============



                                   Realized      Unrealized
Intermediate Term Portfolio     Gains (Losses)     Losses

Long-term investments           $   3,880,745  $  (4,682,282)
Short-term investments                   (350)            --
                                -------------  -------------
Total                           $   3,880,395  $  (4,682,282)
                                =============  =============


As of September 30, 1996, net unrealized appreciation (depreciation) for Federal income tax purposes was as follows:


                              High         Investment        Intermediate
                             Income          Grade               Term
                           Portfolio       Portfolio          Portfolio

Gross unrealized
appreciation             $ 216,506,264    $  13,913,520     $   3,199,085
Gross unrealized
depreciation              (207,626,085)     (25,752,806)       (8,058,104)
                         -------------    -------------     -------------
Net unrealized
appreciation
(depreciation)           $   8,880,179    $ (11,839,286)    $  (4,859,019)
                         =============    =============     =============


The aggregate cost of investments at September 30, 1996 for Federal income tax purposes was $5,701,940,166 for the High Income
Portfolio, $1,449,158,291 for the Investment Grade Portfolio, and
$476,011,939 for the Intermediate Term Portfolio.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions for the year ended September 30, 1996, was $1,376,309,947 for the High Income Portfolio, $350,127,963 for the Investment Grade Portfolio and $32,787,882 for the Intermediate Term Portfolio. Net increase in net assets derived from capital share transactions for the year ended September 30, 1995, was $1,054,930,541 for the High Income Portfolio, $241,816,022 for the Investment Grade Portfolio and $124,155,845 for the Intermediate Term Portfolio.

Transactions in capital shares for each class were as follows:


High Income Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                        17,653,142   $138,206,292
Shares issued to shareholders
in reinvestment of dividends
and distributions                   5,577,702     43,685,460
                                 ------------   ------------
Total issued                       23,230,844    181,891,752
Shares redeemed                   (19,467,577)  (152,268,118)
                                 ------------   ------------
Net increase                        3,763,267   $ 29,623,634
                                 ============   ============

High Income Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                        17,000,487   $129,792,483
Shares issued to shareholders
in reinvestment of dividends        6,278,026     47,543,088
                                 ------------   ------------
Total issued                       23,278,513    177,335,571
Shares redeemed                   (22,086,202)  (167,868,415)
                                 ------------   ------------
Net increase                        1,192,311   $  9,467,156
                                 ============   ============


High Income Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                       182,572,014 $1,430,080,855
Shares issued to shareholders
in reinvestment of dividends
and distributions                  19,579,491    153,319,965
                               -------------- --------------
Total issued                      202,151,505  1,583,400,820
Automatic conversion of shares     (2,223,768)   (17,369,063)
Shares redeemed                   (77,015,717)  (603,076,378)
                               -------------- --------------
Net increase                      122,912,020   $962,955,379
                               ============== ==============


High Income Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                       159,617,311 $1,217,867,803
Shares issued to shareholders
in reinvestment of dividends       15,892,010    120,624,151
                               -------------- --------------
Total issued                      175,509,321  1,338,491,954
Automatic conversion of shares       (128,848)      (985,692)
Shares redeemed                   (69,059,662)  (524,845,954)
                               -------------- --------------
Net increase                      106,320,811   $812,660,308
                               ============== ==============

High Income Portfolio

Class C Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                        35,104,878   $275,231,433
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,535,893     12,030,927
                                 ------------   ------------
Total issued                       36,640,771    287,262,360
Shares redeemed                    (8,274,123)   (64,777,972)
                                 ------------   ------------
Net increase                       28,366,648   $222,484,388
                                 ============   ============


High Income Portfolio

Class C Shares for the Period
October 21, 1994++ to                               Dollar
September 30, 1995                    Shares        Amount

Shares sold                        19,648,421   $150,754,337
Shares issued to shareholders
in reinvestment of dividends          304,333      2,351,332
                                 ------------   ------------
Total issued                       19,952,754    153,105,669
Shares redeemed                    (2,657,002)   (20,513,998)
                                 ------------   ------------
Net increase                       17,295,752   $132,591,671
                                 ============   ============
[FN]
++Commencement of Operations.


High Income Portfolio

Class D Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                        45,431,713   $356,012,837
Automatic conversion of shares      2,222,223     17,369,063
Shares issued to shareholders
in reinvestment of dividends          997,894      7,813,928
                                 ------------   ------------
Total issued                       48,651,830    381,195,828
Shares redeemed                   (28,082,126)  (219,949,282)
                                 ------------   ------------
Net increase                       20,569,704   $161,246,546
                                 ============   ============

High Income Portfolio

Class D Shares for the Period
October 24, 1994++ to                               Dollar
September 30, 1995                    Shares        Amount

Shares sold                        21,574,941   $165,091,505
Automatic conversion of shares        128,848        985,692
Shares issued to shareholders
in reinvestment of dividends          257,744      1,984,388
                                 ------------   ------------
Total issued                       21,961,533    168,061,585
Shares redeemed                    (8,803,802)   (67,850,179)
                                 ------------   ------------
Net increase                       13,157,731   $100,211,406
                                 ============   ============
[FN]
++Commencement of Operations.


Investment Grade Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                        21,512,307   $245,167,944
Shares issued to shareholders
in reinvestment of dividends        1,723,312     19,614,975
                                 ------------   ------------
Total issued                       23,235,619    264,782,919
Shares redeemed                    (9,749,755)  (110,603,218)
                                 ------------   ------------
Net increase                       13,485,864   $154,179,701
                                 ============   ============


Investment Grade Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                        14,319,272   $159,951,974
Shares issued to shareholders
in reinvestment of dividends        1,399,551     15,395,612
                                 ------------   ------------
Total issued                       15,718,823    175,347,586
Shares redeemed                    (8,729,534)   (96,092,634)
                                 ------------   ------------
Net increase                        6,989,289   $ 79,254,952
                                 ============   ============

Investment Grade Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                        25,682,986   $293,704,255
Shares issued to shareholders
in reinvestment of dividends        2,302,336     26,218,517
                                 ------------   ------------
Total issued                       27,985,322    319,922,772
Automatic conversion of shares       (492,211)    (5,556,607)
Shares redeemed                   (17,518,653)  (199,596,946)
                                 ------------   ------------
Net increase                        9,974,458   $114,769,219
                                 ============   ============



NOTES TO FINANCIAL STATEMENTS (concluded)


Investment Grade Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                        23,189,348   $258,078,382
Shares issued to shareholders
in reinvestment of dividends        1,854,252     20,437,623
                                 ------------   ------------
Total issued                       25,043,600    278,516,005
Automatic conversion of shares        (35,738)      (395,466)
Shares redeemed                   (14,986,713)  (164,956,465)
                                 ------------   ------------
Net increase                       10,021,149   $113,164,074
                                 ============   ============


Investment Grade Portfolio

Class C Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                         4,830,230   $ 55,222,029
Shares issued to shareholders
in reinvestment of dividends          170,995      1,937,935
                                 ------------   ------------
Total issued                        5,001,225     57,159,964
Shares redeemed                    (1,426,919)   (16,176,400)
                                 ------------   ------------
Net increase                        3,574,306   $ 40,983,564
                                 ============   ============

Investment Grade Portfolio

Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to Sept. 30, 1995     Shares        Amount

Shares sold                         2,612,510   $ 29,346,737
Shares issued to shareholders
in reinvestment of dividends           25,192        284,361
                                 ------------   ------------
Total issued                        2,637,702     29,631,098
Shares redeemed                      (398,122)    (4,456,879)
                                 ------------   ------------
Net increase                        2,239,580   $ 25,174,219
                                 ============   ============
[FN]
++Commencement of Operations.


Investment Grade Portfolio

Class D Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                         4,314,720   $ 49,192,753
Automatic conversion of shares        491,987      5,556,607
Shares issued to shareholders
in reinvestment of dividends          169,863      1,927,735
                                 ------------   ------------
Total issued                        4,976,570     56,677,095
Shares redeemed                    (1,448,119)   (16,481,616)
                                 ------------   ------------
Net increase                        3,528,451   $ 40,195,479
                                 ============   ============


Investment Grade Portfolio

Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to Sept. 30, 1995     Shares        Amount

Shares sold                         2,756,661   $ 30,609,293
Automatic conversion of shares         35,721        395,466
Shares issued to shareholders
in reinvestment of dividends           45,859        515,048
                                 ------------   ------------
Total issued                        2,838,241     31,519,807
Shares redeemed                      (653,515)    (7,297,030)
                                 ------------   ------------
Net increase                        2,184,726   $ 24,222,777
                                 ============   ============
[FN]
++Commencement of Operations.

Intermediate Term Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                         7,219,026   $ 82,894,354
Shares issued to shareholders
in reinvestment of dividends          697,766      8,005,089
                                 ------------   ------------
Total issued                        7,916,792     90,899,443
Shares redeemed                    (7,646,836)   (87,796,852)
                                 ------------   ------------
Net increase                          269,956   $  3,102,591
                                 ============   ============


Intermediate Term Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                         6,450,433   $ 73,291,315
Shares issued to shareholders
in reinvestment of dividends          649,107      7,173,693
                                 ------------   ------------
Total issued                        7,099,540     80,465,008
Shares redeemed                    (3,794,801)   (41,909,273)
                                 ------------   ------------
Net increase                        3,304,739   $ 38,555,735
                                 ============   ============


Intermediate Term Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                         8,947,464   $102,809,743
Shares issued to shareholders
in reinvestment of dividends          750,062      8,601,518
                                 ------------   ------------
Total issued                        9,697,526    111,411,261
Automatic conversion of shares        (94,088)    (1,066,696)
Shares redeemed                    (8,841,519)  (101,696,552)
                                 ------------   ------------
Net increase                          761,919   $  8,648,013
                                 ============   ============

Intermediate Term Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                        10,542,654   $118,768,676
Shares issued to shareholders
in reinvestment of dividends          517,191      5,742,084
                                 ------------   ------------
Total issued                       11,059,845    124,510,760
Automatic conversion of shares           (832)       (17,252)
Shares redeemed                    (5,575,382)   (61,692,334)
                                 ------------   ------------
Net increase                        5,483,631   $ 62,801,174
                                 ============   ============


Intermediate Term Portfolio

Class C Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                           807,328   $  9,279,082
Shares issued to shareholders
in reinvestment of dividends           36,273        415,777
                                 ------------   ------------
Total issued                          843,601      9,694,859
Shares redeemed                      (536,033)    (6,197,495)
                                 ------------   ------------
Net increase                          307,568   $  3,497,364
                                 ============   ============


Intermediate Term Portfolio

Class C Shares for the Period
October 21, 1994++ to                               Dollar
September 30, 1995                    Shares        Amount

Shares sold                           663,716   $  7,580,309
Shares issued to shareholders
in reinvestment of dividends            2,521         28,709
                                 ------------   ------------
Total issued                          666,237      7,609,018
Shares redeemed                       (74,509)      (852,210)
                                 ------------   ------------
Net increase                          591,728   $  6,756,808
                                 ============   ============
[FN]
++Commencement of Operations.

Intermediate Term Portfolio

Class D Shares for the Year                         Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                         2,494,925   $ 28,661,987
Automatic conversion of shares         94,087      1,066,696
Shares issued to shareholders
in reinvestment of dividends           95,536      1,090,298
                                 ------------   ------------
Total issued                        2,684,548     30,818,981
Shares redeemed                    (1,156,648)   (13,279,067)
                                 ------------   ------------
Net increase                        1,527,900   $ 17,539,914
                                 ============   ============


Intermediate Term Portfolio

Class D Shares for the Period
October 21, 1994++ to                               Dollar
September 30, 1995                    Shares        Amount

Shares sold                         1,674,458   $ 18,850,195
Automatic conversion of shares            832         17,252
Shares issued to shareholders
in reinvestment of dividends           15,083        170,456
                                 ------------   ------------
Total issued                        1,690,373     19,037,903
Shares redeemed                      (269,024)    (2,995,775)
                                 ------------   ------------
Net increase                        1,421,349   $ 16,042,128
                                 ============   ============
[FN]
++Commencement of Operations.


5. Loaned Securities:
At September 30, 1996, the Investment Grade Portfolio held US Treasury Bonds/Notes having an aggregate value of approximately $12,208,000 as collateral for Portfolio securities loaned, having a market value of approximately $11,903,000. The Intermediate Term Portfolio held US Treasury Bonds/Notes having an aggregate value of approximately $9,203,000 as collateral for Portfolio securities loaned, having a market value of approximately $9,084,000.

6. Capital Loss Carryforward:
At September 30, 1996, the Fund had a capital loss carryforward of approximately $4,727,000 in the High Income Portfolio, all of which expires in 1999; approximately $34,388,000 in the Investment Grade Portfolio, all of which expires in 2003; and approximately $10,707,000 in the Intermediate Term Portfolio, all of which expires in 2003. These amounts will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Corporate Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of High Income, Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 1996, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of High Income, Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 7, 1996
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)


High Income Portfolio
Of the ordinary income distributions paid monthly by the Portfolio during the fiscal year ended September 30, 1996, 2.2% qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid during the year.

Investment Grade and Intermediate Term
Portfolios
None of the ordinary income distributions paid monthly by the Portfolio during the fiscal year ended September 30, 1996 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Portfolios invested in Federal obligations* as of the end of each quarter of the fiscal year.


For the Quarter      Investment Grade   Intermediate Term
Ended                   Portfolio          Portfolio

December 31, 1995        9.83%              15.64%
March 31, 1996           9.61%              10.32%
June 30, 1996            4.24%               3.08%
September 30, 1996       5.32%               4.57%


Of the Fund's ordinary income dividends paid monthly to shareholders from the Intermediate Term and Investment Grade Portfolios during the fiscal year ended September 30, 1996, 9.22% and 7.40%, respectively, were attributable to Federal obligations. In calculating the foregoing percentages, expenses of the Portfolios have been allocated on a pro rata basis.

Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.


OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Jay C. Harbeck, Vice President
Vincent T. Lathbury III, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863